UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2013



[LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

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       ANNUAL REPORT
       USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
       MAY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE STRONG PERFORMANCE WAS DRIVEN, IN
MY OPINION, BY THE ONGOING QUANTITATIVE            [PHOTO OF DANIEL S. McNAMARA]
EASING OF GLOBAL CENTRAL BANKS AND HOPES
FOR FUTURE ECONOMIC GROWTH."
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JUNE 2013

Global financial markets performed well during the one-year reporting period, with developed markets equities, including U.S. stocks, generating strong gains. The exuberance -- particularly in the U.S. equity market -- was remarkable, given the less-than-remarkable improvement in underlying fundamentals. The strong performance was driven, in my opinion, by the ongoing quantitative easing of global central banks and hopes for future economic growth.

These quantitative easing measures began in 2008 when the Federal Reserve (the
Fed) took action during the financial crisis to keep the financial markets working and the U.S. economy afloat. In the years since, the Fed has purchased billions of dollars of mortgage-backed securities and U.S. Treasuries to push down long-term interest rates and to help boost economic growth. The Fed's actions have been mimicked by central bankers all over the world, most recently by the Bank of Japan, which has said it might add stocks and real estate investment trusts to its own purchases of fixed-income securities.

As expected, the Fed's efforts through quantitative easing allowed long-term interest rates to remain exceptionally low during the reporting period. As a result, investors were incentivized to seek higher yields in riskier asset classes -- even in the face of questionable fundamentals. During the reporting period, global economic growth was weak and according to some indicators, showed signs of decelerating. The U.S. economy was stable, but expanded at a much slower pace than most of us would have liked. Although the unemployment rate fell during the reporting period, job creation was sluggish. The U.S. market, which

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

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has steadily improved, was a bright spot. In some metropolitan areas, home prices rose significantly. Meanwhile, corporate earnings growth was tepid. Without the expansion of already high profit margins, bottom-line earnings growth will need to come from stronger revenues and at the time of this writing, revenues have been disappointing.

For most of the reporting period, the bond market remained relatively flat, moving up and down in a relatively narrow range. However, during May 2013, bond market volatility increased after Fed Chairman Ben Bernanke said that the Fed might change course if economic data continued to strengthen. Bond investors appeared to interpret his comments as a sign that the Fed might prematurely "taper" its stimulus measures. In my opinion, the bond market overreacted to Bernanke's comments. I believe he was only reiterating Fed policy -- that the U.S. central bank would start tapering when economic conditions warranted it.

The emerging markets, meanwhile, struggled during the reporting period. Many emerging markets countries are reliant on commodities and in the weak global economy, commodities were less in demand. Also, investors seemed concerned about inflation as well as rising input costs, which could pressure the profit margins of emerging markets companies. These are short-term challenges, in my view, and USAA Asset Management Company maintains a positive long-term outlook for the emerging markets.

As always, we will continue to monitor events, including shifts in Fed policy, economic trends, corporate earnings and other factors that could potentially affect your investments. Thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered Public Accounting Firm                  12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     42

    Notes to Financial Statements                                            45

EXPENSE EXAMPLE                                                              65

ADVISORY AGREEMENT(S)                                                        67

TRUSTEES' AND OFFICERS' INFORMATION                                          75

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (FORMERLY THE USAA CORNERSTONE STRATEGY FUND) (THE FUND) SEEKS CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC
   JOHN P. TOOHEY, CFA                       JACOB POZHARNY, Ph.D.
   WASIF A. LATIF                            JOHN VAN BELLE, Ph.D.
   ARNOLD J. ESPE, CFA
   JULIANNE BASS, CFA
   DAN DENBOW, CFA

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o   HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM
    DURING THE REPORTING PERIOD?

    During the 12-month reporting period ended May 31, 2013, the Fund's total return was 15.49%, versus 16.53% for the Lipper Global Flexible Portfolio Funds Index and 27.28% for the S&P 500(R) Index.

    USAA Cornerstone Moderately Aggressive Fund is one of USAA's series of six funds that allow investors to choose a portfolio based on their risk tolerance and long-term goals. The Fund has a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities.

o   WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

    Roughly one-third of the Fund's portfolio is allocated to investment-grade bonds, which reflects our focus on income and stability of principal. We also hold a modest allocation to high-yield bonds for added income and diversification.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
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    The Fund's investment-grade bond allocation delivered strong returns during the past year and made a substantial positive contribution to the Fund's performance. The bond market -- despite suffering a downturn in May 2013 performed well for the full period in an environment of low inflation, the U.S. Federal Reserve's ongoing bond-buying program known as "quantitative easing," and investors' continued demand for income-producing assets.

    As the year progressed, we gradually shifted the bond segment of the portfolio to withstand an environment of rising bond yields and weaker total returns. We sought to achieve this through investments in select higher-yielding securities, which tend to be less interest-rate sensitive, and floating-rate bonds, which have yields that adjust upward with prevailing rates. We believe this approach will help protect some of the gains we have generated in the bond portfolio during the past year.

    The Fund also has an allocation to high-yield bonds, which performed well at a time of elevated investor risk appetites and continued demand for income-producing investments. As was the case in the investment-grade allocation, the performance of our high-yield position was boosted by strong individual security selection.

    Our equity allocation is diversified among individual stocks and exchange-traded funds (ETFs) that provide exposure to U.S. mid-cap, U.S. small-cap, emerging markets, and precious metals stocks. We actively adjust these weightings based on our near-term view regarding the economy and financial markets.

    The Fund's equity allocation performed well during the past year. An environment of improving U.S. economic growth, robust corporate earnings, aggressive monetary policies by the world's central banks, and investors' hearty appetite for risk formed a nearly-ideal environment for stocks. Our portfolio of U.S. large-cap stocks emphasizes companies with improving fundamentals, reasonable valuations, strong franchises, and robust balance sheets. While this approach lagged slightly in the sharply rising market, we believe our strategy is appropriate given the uncertain outlook for global growth.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    We supplemented our holdings in large-cap stocks with ETFs that provide exposure to mid- and small-cap stocks. Both asset classes delivered robust gains and outperformed large-cap stocks, aiding the Fund's performance.

    Our international allocation incorporates ETFs and a portfolio of individual stocks managed by the subadvisor QMA Associates. The QMA portfolio outperformed its benchmark, the MSCI EAFE Index, thanks to favorable stock selection. We augmented the QMA portfolio with an ETF dedicated to European stocks, a position that we established in 2012 on the belief that valuations were reasonable and corporate earnings had room to rise. The European markets rebounded from the debt crisis fears of 2010-2011, so this position made a positive contribution to the Fund's return.

o   WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

    The weakest performance came from our allocations to emerging market equities and gold mining stocks. Emerging market stocks performed well on an absolute basis with a return in the mid-teens, but the asset class finished well behind the U.S. and developed-international markets. The primary reason for the shortfall was the concern about slowing growth in key emerging economies, such as China, India, and Brazil.

    Gold mining stocks, for their part, suffered a substantial downturn and trailed the broader equity markets by a wide margin. The asset class suffered from an environment of weaker gold prices, tame headline inflation, and a strong U.S. dollar.

    Although our emerging market and precious metals positions underperformed in the short term, it's important to keep in mind that we structure the Fund's allocations based on our long-term views rather than attempting to chase short-term results. With respect to the emerging markets, for instance, we believe valuations appear attractive in many regions, particularly given the potential for rising profit margins in the years ahead. In addition, many emerging market

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4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

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    countries have stronger fundamentals than their developed market counterparts, as evidenced by the manageable levels of deficits and sovereign debt. We also continue to hold a favorable long-term view on gold mining stocks due to their attractive valuations and the potential that the aggressive policies of the world's central banks could lead to increased inflation in the coming years.

    Our option hedging strategy, which is designed to help mitigate against sharp sell-offs in the stock market, detracted from performance. When stocks perform as well as they did in the past year, the value of the securities we use to hedge declines in price. However, we believe this hedging strategy provides a "smoother ride" for the Fund by reducing the impact of short-term market volatility -- a potential benefit if the market environment grows less favorable in the months ahead.

o WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AS WE MOVE INTO THE SECOND HALF OF THE YEAR?

    We hold a fairly cautious outlook at this stage, since the substantial year-to-date gains for U.S. equities indicates that the upside may be limited from here. More important, we are not yet convinced that the U.S. economy has reached the ability to maintain sustainable growth without Fed intervention. Consensus estimates for 2013 gross domestic product growth remain below the long-term averages. Additionally, several factors could represent a headwind to the U.S. economy, including higher taxes for a large majority of American taxpayers, government spending cuts, and stubbornly high unemployment.

    On the plus side, certain pockets of the economy are beginning to show renewed strength. Many corporate balance sheets are flush with cash and provide the opportunity to increase dividends and invest for future growth. The United States is also experiencing a boom in domestic natural gas and oil production, leading to lower energy costs for businesses and consumers.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    While the economic picture may present a mixed bag, the performance of stocks and other higher-risk assets has been exceptional. The primary reason for this divergence is the massive liquidity being injected into the financial system by the world's central banks, which has fueled unusually high investor risk appetites and a widespread sense of complacency.

    As the stewards of our investors' capital, our response to this disconnect isn't to chase performance in the market's hottest sectors for the sake of short-term returns, but rather to look for ways to improve diversification and protect the portfolio against the full impact of market volatility. Although not all elements of our positioning worked during the past year, our goal is to capture as much market upside as possible, while at the same time protecting capital and managing risk. We believe the value of this approach will be evident in the Fund's performance through the ups and downs of the market.

    Thank you for your investment in the Fund.

    Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o As interest rates rise, bond prices fall.o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification does not guarantee a profit or prevent a loss.

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6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) (Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                        5/31/13                    5/31/12
--------------------------------------------------------------------------------
Net Assets                          $2,294.8 Million           $2,030.8 Million
Net Asset Value Per Share               $24.17                     $21.48

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/13
--------------------------------------------------------------------------------
     1 Year                    5 Years                             10 Years
     15.49%                     2.97%                                6.41%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/12*
--------------------------------------------------------------------------------

                                      1.31%

               (Includes acquired fund fees and expenses of 0.04%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]



                                           LIPPER GLOBAL            USAA CORNERSTONE
                  S&P 500 INDEX        FLEXIBLE FUNDS INDEX    MODERATELY AGGRESSIVE FUND
05/31/03            $10,000.00              $10,000.00                $10,000.00
06/30/03             10,127.57               10,120.92                 10,144.01
07/31/03             10,306.13               10,199.96                 10,220.52
08/31/03             10,507.13               10,415.29                 10,436.54
09/30/03             10,395.54               10,574.53                 10,441.04
10/31/03             10,983.62               10,979.10                 10,922.59
11/30/03             11,080.26               11,155.22                 11,093.61
12/31/03             11,661.36               11,528.90                 11,558.28
01/31/04             11,875.40               11,789.54                 11,703.50
02/29/04             12,040.46               11,955.30                 11,912.24
03/31/04             11,858.82               12,009.05                 11,812.41
04/30/04             11,672.65               11,662.72                 11,608.20
05/31/04             11,832.83               11,716.64                 11,708.04
06/30/04             12,062.92               11,879.90                 11,939.47
07/31/04             11,663.68               11,577.09                 11,590.05
08/31/04             11,710.86               11,622.54                 11,594.59
09/30/04             11,837.69               11,901.71                 11,798.79
10/31/04             12,018.54               12,119.99                 11,971.24
11/30/04             12,504.83               12,681.14                 12,465.88
12/31/04             12,930.35               13,042.13                 12,888.42
01/31/05             12,615.17               12,810.61                 12,671.12
02/28/05             12,880.65               13,111.25                 12,970.51
03/31/05             12,652.56               12,867.25                 12,748.38
04/30/05             12,412.60               12,732.52                 12,555.22
05/31/05             12,807.55               12,976.52                 12,811.15
06/30/05             12,825.73               13,118.00                 12,854.62
07/31/05             13,302.70               13,430.77                 13,231.27
08/31/05             13,181.32               13,507.98                 13,323.02
09/30/05             13,288.08               13,756.37                 13,405.11
10/31/05             13,066.56               13,492.98                 13,110.55
11/30/05             13,560.76               13,825.60                 13,390.63
12/31/05             13,565.41               14,191.20                 13,601.03
01/31/06             13,924.66               14,766.58                 13,963.51
02/28/06             13,962.45               14,755.62                 13,931.99
03/31/06             14,136.25               14,961.33                 14,110.60
04/30/06             14,326.07               15,276.18                 14,368.02
05/31/06             13,913.74               14,898.20                 13,921.48
06/30/06             13,932.60               14,783.28                 13,942.50
07/31/06             14,018.55               14,797.33                 14,058.07
08/31/06             14,352.09               15,112.68                 14,373.27
09/30/06             14,721.95               15,291.83                 14,494.10
10/31/06             15,201.67               15,636.19                 14,872.35
11/30/06             15,490.75               16,009.75                 15,250.59
12/31/06             15,708.05               16,180.20                 15,479.90
01/31/07             15,945.61               16,327.85                 15,671.37
02/28/07             15,633.73               16,248.59                 15,613.35
03/31/07             15,808.59               16,378.71                 15,787.41
04/30/07             16,508.84               16,777.78                 16,199.36
05/31/07             17,084.92               17,120.43                 16,541.68
06/30/07             16,801.08               17,089.21                 16,385.03
07/31/07             16,280.16               17,008.31                 16,100.73
08/31/07             16,524.21               16,948.83                 16,106.53
09/30/07             17,142.19               17,548.51                 16,738.95
10/31/07             17,414.87               17,953.03                 17,203.12
11/30/07             16,686.81               17,443.63                 16,512.67
12/31/07             16,571.04               17,269.76                 16,413.25
01/31/08             15,577.09               16,660.33                 15,608.22
02/29/08             15,071.05               16,604.65                 15,488.46
03/31/08             15,005.98               16,516.94                 15,242.30
04/30/08             15,736.82               17,039.90                 15,734.63
05/31/08             15,940.65               17,214.87                 16,080.59
06/30/08             14,596.79               16,291.67                 15,162.46
07/31/08             14,474.09               15,963.56                 14,829.81
08/31/08             14,683.45               15,821.61                 14,630.21
09/30/08             13,375.05               14,344.97                 13,206.44
10/31/08             11,128.74               12,083.31                 10,977.65
11/30/08             10,330.20               11,412.60                 10,352.26
12/31/08             10,440.12               11,679.44                 10,756.37
01/31/09              9,560.16               11,028.34                 10,047.99
02/28/09              8,542.21               10,239.56                  9,284.59
03/31/09              9,290.47               10,826.31                  9,793.53
04/30/09             10,179.66               11,637.96                 10,687.60
05/31/09             10,749.03               12,546.68                 11,836.14
06/30/09             10,770.36               12,615.67                 11,959.93
07/31/09             11,585.00               13,436.28                 12,675.19
08/31/09             12,003.26               13,888.12                 13,074.08
09/30/09             12,451.17               14,363.09                 13,761.83
10/31/09             12,219.86               14,151.37                 13,782.46
11/30/09             12,952.85               14,635.97                 14,215.75
12/31/09             13,203.04               14,835.60                 14,484.06
01/31/10             12,728.08               14,547.95                 14,292.73
02/28/10             13,122.36               14,759.45                 14,512.40
03/31/10             13,914.22               15,418.00                 15,121.81
04/30/10             14,133.90               15,593.08                 15,263.53
05/31/10             13,005.30               14,672.52                 14,469.89
06/30/10             12,324.49               14,429.07                 14,179.35
07/31/10             13,187.98               15,101.89                 14,873.80
08/31/10             12,592.62               14,818.47                 14,639.95
09/30/10             13,716.45               15,613.69                 15,568.24
10/31/10             14,238.35               16,135.57                 15,965.06
11/30/10             14,240.17               15,936.29                 15,837.51
12/31/10             15,191.86               16,604.51                 16,459.25
01/31/11             15,551.93               16,649.91                 16,568.45
02/28/11             16,084.73               17,049.99                 17,027.06
03/31/11             16,091.13               17,157.08                 17,187.21
04/30/11             16,567.67               17,716.85                 17,696.79
05/31/11             16,380.13               17,482.45                 17,507.52
06/30/11             16,107.09               17,182.45                 17,238.17
07/31/11             15,779.56               17,114.53                 17,128.98
08/31/11             14,922.38               16,331.03                 16,226.30
09/30/11             13,873.35               15,208.07                 15,221.71
10/31/11             15,389.62               16,064.37                 16,022.47
11/30/11             15,355.61               15,944.53                 15,956.96
12/31/11             15,512.68               15,824.99                 15,828.85
01/31/12             16,207.89               16,488.37                 16,428.99
02/29/12             16,908.75               17,022.20                 16,849.10
03/31/12             17,465.20               17,138.76                 16,894.11
04/30/12             17,355.57               17,012.52                 16,841.59
05/31/12             16,312.49               16,119.60                 16,113.92
06/30/12             16,984.60               16,569.51                 16,511.51
07/31/12             17,220.50               16,766.01                 16,676.55
08/31/12             17,608.35               17,064.23                 16,954.12
09/30/12             18,063.38               17,398.47                 17,329.21
10/31/12             17,729.85               17,331.18                 17,374.22
11/30/12             17,832.71               17,493.43                 17,471.75
12/31/12             17,995.25               17,768.27                 17,732.41
01/31/13             18,927.31               18,282.03                 18,209.79
02/28/13             19,184.25               18,260.04                 18,194.39
03/31/13             19,903.72               18,539.80                 18,433.08
04/30/13             20,287.20               18,887.57                 18,748.77
05/31/13             20,761.75               18,783.78                 18,610.17

                                   [END CHART]

                         Data from 5/31/03 to 5/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                              o TOP 10 HOLDINGS* o
                                 AS OF 5/31/13
                               (% of Net Assets)

Vanguard FTSE Emerging Markets ETF**....................................... 4.6%
iShares Core S&P Mid-Cap ETF............................................... 3.8%
SPDR S&P 500 ETF Trust .................................................... 3.6%
U.S. Treasury Note, 1.75%, 5/15/2022....................................... 3.3%
U.S. Treasury Bond, 3.00%, 5/15/2042....................................... 3.0%
iShares MSCI EAFE Index Fund**............................................. 2.6%
iShares Russell 2000 Index Fund**.......................................... 1.9%
SPDR Gold Trust............................................................ 1.3%
iShares Core MSCI Emerging Markets ETF**................................... 1.3%
U.S. Treasury Bond 3.13%, 2/15/2043........................................ 0.8%

 *  Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-36.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o ASSET ALLOCATION -- 5/31/2013* o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES                                                     30.0%
INTERNATIONAL EQUITY SECURITIES                                            24.6%
CORPORATE OBLIGATIONS                                                      13.6%
COMMERCIAL MORTGAGE SECURITIES                                              9.5%
U.S. TREASURY SECURITIES                                                    7.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                           6.6%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            3.3%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.6%
ASSET-BACKED SECURITIES                                                     0.2%
MONEY MARKET INSTRUMENTS                                                    3.7%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Excludes options.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

21.84% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $32,406,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Aggressive Fund at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2013

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
U.S.EQUITY SECURITIES (30.0%)

COMMON STOCKS (18.9%)

CONSUMER DISCRETIONARY (1.9%)
-----------------------------
ADVERTISING (0.1%)
    20,030  Omnicom Group, Inc.                                       $    1,244
                                                                      ----------
AUTOMOTIVE RETAIL (0.0%)
     6,666  CST Brands, Inc.                                                 203
                                                                      ----------
CABLE & SATELLITE (0.2%)
   137,190  Comcast Corp. "A"                                              5,508
                                                                      ----------
DEPARTMENT STORES (0.2%)
    92,000  Kohl's Corp.                                                   4,730
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.2%)
   103,100  Lowe's Companies, Inc.                                         4,341
                                                                      ----------
HOMEFURNISHING RETAIL (0.1%)
    34,940  Bed Bath & Beyond, Inc.*                                       2,385
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES (0.6%)
    66,000  Hyatt Hotels Corp. "A"*                                        2,714
   299,800  Royal Caribbean  Cruises Ltd.                                 10,496
                                                                      ----------
                                                                          13,210
                                                                      ----------
MOVIES & ENTERTAINMENT (0.3%)
    91,010  Walt Disney Co.                                                5,741
                                                                      ----------
SPECIALIZED CONSUMER SERVICES (0.1%)
    88,100  H&R Block, Inc.                                                2,579
                                                                      ----------
SPECIALTY STORES (0.1%)
    34,640  PetSmart, Inc.                                                 2,338
                                                                      ----------
            Total Consumer Discretionary                                  42,279
                                                                      ----------
CONSUMER STAPLES (1.7%)
-----------------------
DRUG RETAIL (0.5%)
   160,580  CVS Caremark Corp.                                             9,246
    50,000  Walgreen Co.                                                   2,388
                                                                      ----------
                                                                          11,634
                                                                      ----------
FOOD DISTRIBUTORS (0.1%)
    70,000  Sysco Corp.                                                    2,366
                                                                      ----------
HOUSEHOLD PRODUCTS (0.2%)
    74,500  Procter & Gamble Co.                                           5,719
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.3%)
    82,300  Wal-Mart Stores, Inc.                                          6,160
                                                                      ----------
SOFT DRINKS (0.3%)
    76,330  PepsiCo, Inc.                                                  6,165
                                                                      ----------
TOBACCO (0.3%)
    81,050  Philip Morris  International, Inc.                             7,368
                                                                      ----------
            Total Consumer Staples                                        39,412
                                                                      ----------
ENERGY (1.5%)
-------------
INTEGRATED OIL & GAS (1.0%)
    80,230  Chevron Corp.                                                  9,848
   144,500  Occidental Petroleum  Corp.                                   13,304
                                                                      ----------
                                                                          23,152
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.3%)
   184,550  Halliburton Co.                                                7,723
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    23,970  Apache Corp.                                                   1,969
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.1%)
    60,000  Valero Energy Corp.                                            2,438
                                                                      ----------
            Total Energy                                                  35,282
                                                                      ----------
FINANCIALS (3.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     9,100  BlackRock, Inc.                                                2,541
    41,000  State Street Corp.                                             2,713
                                                                      ----------
                                                                           5,254
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
   129,970  Capital One Financial Corp.                               $    7,919
                                                                      ----------
DIVERSIFIED BANKS (0.3%)
   166,420  Wells Fargo & Co.                                              6,748
                                                                      ----------
LIFE & HEALTH INSURANCE (0.2%)
   117,680  MetLife, Inc.                                                  5,203
                                                                      ----------
MULTI-LINE INSURANCE (0.3%)
   133,000  American International Group, Inc.*                            5,913
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.0%)
   239,417  Citigroup, Inc.                                               12,448
   188,700  JPMorgan Chase & Co.                                          10,301
                                                                      ----------
                                                                          22,749
                                                                      ----------
REGIONAL BANKS (0.9%)
   153,600  BB&T Corp.                                                     5,057
   217,800  CIT Group, Inc.*                                              10,036
    69,200  PNC Financial Services Group, Inc.                             4,957
                                                                      ----------
                                                                          20,050
                                                                      ----------
SPECIALIZED FINANCE (0.2%)
    21,220  IntercontinentalExchange, Inc.*                                3,633
                                                                      ----------
            Total Financials                                              77,469
                                                                      ----------
HEALTH CARE (3.6%)
------------------
BIOTECHNOLOGY (0.8%)
   354,000  Gilead Sciences, Inc.*                                        19,286
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.4%)
   175,001  Cardinal Health, Inc.                                          8,218
                                                                      ----------
HEALTH CARE EQUIPMENT (0.1%)
    17,900  Varian Medical Systems, Inc.*                                  1,200
                                                                      ----------
HEALTH CARE SERVICES (0.1%)
    32,250  Express Scripts Holding Co.*                                   2,003
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
    64,009  Thermo Fisher Scientific, Inc.                                 5,652
                                                                      ----------
MANAGED HEALTH CARE (0.2%)
    72,000  UnitedHealth Group, Inc.                                       4,509
                                                                      ----------
PHARMACEUTICALS (1.8%)
   238,140  AbbVie, Inc.                                                  10,166
    46,000  Allergan, Inc.                                                 4,576
   145,590  Johnson & Johnson                                             12,256
   493,300  Pfizer, Inc.                                                  13,433
                                                                      ----------
                                                                          40,431
                                                                      ----------
            Total Health Care                                             81,299
                                                                      ----------
INDUSTRIALS (1.6%)
------------------
AEROSPACE & DEFENSE (0.8%)
    83,200  Boeing Co.                                                     8,239
    74,000  Raytheon Co.                                                   4,931
    58,640  United Technologies Corp.                                      5,565
                                                                      ----------
                                                                          18,735
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.3%)
    70,990  United Parcel Service, Inc. "B"                                6,098
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.4%)
    78,660  Danaher Corp.                                                  4,863
   246,660  General Electric Co.                                           5,752
                                                                      ----------
                                                                          10,615
                                                                      ----------
INDUSTRIAL MACHINERY (0.1%)
    22,500  Stanley Black & Decker, Inc.                                   1,782
                                                                      ----------
            Total Industrials                                             37,230
                                                                      ----------
INFORMATION TECHNOLOGY (4.5%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
   117,700  Adobe Systems, Inc.*                                           5,051
                                                                      ----------
COMMUNICATIONS EQUIPMENT (1.3%)
   504,580  Cisco Systems, Inc.                                           12,150
   135,401  Motorola Solutions, Inc.                                       7,848
   164,600  QUALCOMM, Inc.                                                10,449
                                                                      ----------
                                                                          30,447
                                                                      ----------
COMPUTER HARDWARE (0.8%)
    25,820  Apple, Inc.                                                   11,611
   282,000  Hewlett-Packard Co.                                            6,886
                                                                      ----------
                                                                          18,497
                                                                      ----------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.8%)
    15,460  Google, Inc. "A"*                                         $   13,456
   192,000  Yahoo! Inc.*                                                   5,050
                                                                      ----------
                                                                          18,506
                                                                      ----------
SEMICONDUCTORS (0.3%)
   144,570  Intel Corp.                                                    3,510
    68,000  Texas Instruments, Inc.                                        2,441
                                                                      ----------
                                                                           5,951
                                                                      ----------
SYSTEMS SOFTWARE (1.1%)
   434,860  Microsoft Corp.                                               15,168
   306,550  Oracle Corp.                                                  10,349
                                                                      ----------
                                                                          25,517
                                                                      ----------
            Total Information Technology                                 103,969
                                                                      ----------
MATERIALS (0.5%)
----------------
DIVERSIFIED CHEMICALS (0.1%)
    46,000  E.I.du Pont de Nemours & Co.                                   2,566
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    42,660  Monsanto Co.                                                   4,293
                                                                      ----------
PAPER PACKAGING (0.1%)
    72,000  Bemis Co., Inc.                                                2,819
                                                                      ----------
PAPER PRODUCTS (0.1%)
    51,700  International Paper Co.                                        2,386
                                                                      ----------
            Total Materials                                               12,064
                                                                      ----------
TELECOMMUNICATION SERVICES (0.2%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
   151,800  CenturyLink, Inc.                                              5,184
                                                                      ----------
            Total Common Stocks (cost: $356,602)                         434,188
                                                                      ----------

PREFERRED STOCKS (1.5%)

CONSUMER STAPLES (0.6%)
-----------------------
AGRICULTURAL PRODUCTS (0.6%)
   120,000  Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(a)                         13,192
                                                                      ----------

ENERGY (0.7%)
-------------
OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    13,800  Chesapeake Energy Corp., 5.75%, perpetual(a)                  15,123
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     2,000  Kinder Morgan G.P., Inc.(a)                                    1,773
                                                                      ----------
            Total Energy                                                  16,896
                                                                      ----------
FINANCIALS (0.2%)
-----------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
        70  International Lease Finance Corp., 0.36%, perpetual(b)         4,480
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
    $3,000  Syncora Holdings Ltd., 6.88%, perpetual(b)                         -
                                                                      ----------
            Total Financials                                               4,480
                                                                      ----------
            Total Preferred Stocks (cost: $33,581)                        34,568
                                                                      ----------

EXCHANGE-TRADED FUNDS (9.6%)
   745,118  iShares Core S&P Mid-Cap ETF                                  88,170
    66,000  iShares Core S&P Small-Cap ETF                                 5,985
   450,000  iShares Russell 2000  Index Fund                              44,033
   509,100  SPDR S&P 500 ETF Trust                                        83,105
                                                                      ----------
            Total Exchange-Traded Funds (cost: $169,868)                 221,293
                                                                      ----------
            Total U.S.Equity Securities (cost: $560,051)                 690,049
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY SECURITIES (24.6%)

COMMON STOCKS (12.5%)

CONSUMER DISCRETIONARY (1.3%)
-----------------------------
ADVERTISING (0.1%)
    12,940  Hakuhodo Dy Holdings, Inc.(b)                             $      852
    22,940  Publicis Groupe S.A.(b)                                        1,631
    24,269  WPP plc(b)                                                       414
                                                                      ----------
                                                                           2,897
                                                                      ----------
APPAREL RETAIL (0.0%)
     1,300  Fast Retailing Co. Ltd.(b)                                       437
       434  Industria de Diseno Textil S.A.(b)                                54
       500  Shimamura Co. Ltd.(b)                                             57
                                                                      ----------
                                                                             548
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
     1,359  Adidas AG(b)                                                     147
     9,784  Burberry Group plc(b)                                            213
    10,986  Compagnie Financiere Richemont S.A.(b)                           966
                                                                      ----------
                                                                           1,326
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.1%)
     4,300  Aisin Seiki Co. Ltd.(b)                                          156
    11,000  Denso Corp.(b)                                                   456
     2,000  Koito Manufacturing Co. Ltd.(b)                                   36
     1,400  Toyoda Gosei Co. Ltd.(b)                                          34
    94,400  Toyota Boshoku Corp.(b)                                        1,345
                                                                      ----------
                                                                           2,027
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.5%)
     7,274  Bayerische Motoren Werke AG(b)                                   696
     4,000  Daihatsu Motor Co., Ltd.(b)                                       85
   217,720  Fiat S.p.A.*(b)                                                1,720
    94,000  Fuji Heavy Industries Ltd.(b)                                  2,111
     2,600  Honda Motor Co. Ltd.(b)                                           96
    16,000  Isuzu Motors Ltd.(b)                                             120
    59,000  Mazda Motor Corp.*(b)                                            226
     5,085  Peugeot S.A.*(b)                                                  44
     9,472  Renault S.A.(b)                                                  730
    60,400  Suzuki Motor Corp.(b)                                          1,470
    59,600  Toyota Motor Corp.(b)                                          3,516
       606  Volkswagen AG(b)                                                 130
                                                                      ----------
                                                                          10,944
                                                                      ----------
BROADCASTING (0.0%)
   366,275  ITV plc(b)                                                       727
                                                                      ----------
CASINOS & GAMING (0.0%)
    43,000  Galaxy Entertainment Group Ltd.*                                 224
     4,959  OPAP S.A.(b)                                                      41
    30,984  Tatts Group Ltd.(b)                                               95
                                                                      ----------
                                                                             360
                                                                      ----------
CONSUMER ELECTRONICS (0.0%)
    22,900  Sony Corp.(b)                                                    456
                                                                      ----------
DEPARTMENT STORES (0.1%)
     8,500  Isetan Mitsukoshi Holdings Ltd.                                  108
     8,674  Next plc(b)                                                      606
     1,709  PPR(b)                                                           371
    51,000  Takashimaya Co. Ltd.                                             486
                                                                      ----------
                                                                           1,571
                                                                      ----------
HOMEBUILDING (0.0%)
     9,000  Sekisui Chemical Co. Ltd.(b)                                      90
    12,000  Sekisui House Ltd.(b)                                            155
                                                                      ----------
                                                                             245
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES (0.2%)
     5,579  Accor SA(b)                                                      199
    36,017  Flight Centre Ltd.(b)                                          1,346
   283,678  TUI Travel plc(b)                                              1,524
                                                                      ----------
                                                                           3,069
                                                                      ----------
HOUSEHOLD APPLIANCES (0.0%)
       700  Rinnai Corp.                                                      56
                                                                      ----------
LEISURE FACILITIES (0.0%)
     5,500  Oriental Land Co. Ltd.(b)                                        750
                                                                      ----------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
LEISURE PRODUCTS (0.1%)
    93,000  NAMCO BANDAI Holdings, Inc.(b)                            $    1,500
     1,400  Shimano, Inc.(b)                                                 108
    31,200  Yamaha Corp.(b)                                                  334
                                                                      ----------
                                                                           1,942
                                                                      ----------
TIRES & RUBBER (0.1%)
    11,100  Bridgestone Corp.(b)                                             357
    16,848  Compagnie Generale des Etablissements Michelin(b)              1,464
     3,700  Sumitomo Rubber
            Industries Ltd.(b)                                                58
                                                                      ----------
                                                                           1,879
                                                                      ----------
            Total Consumer Discretionary                                  28,797
                                                                      ----------
CONSUMER STAPLES (1.5%)
-----------------------
AGRICULTURAL PRODUCTS (0.0%)
 2,108,000  Golden Agri-Resources Ltd.(b)                                    955
                                                                      ----------
BREWERS (0.2%)
     4,148  Anheuser-Busch InBev N.V.(b)                                     382
    19,500  Anheuser-Busch InBev N.V. ADR                                  1,792
     8,500  Asahi Group Holdings Ltd.(b)                                     204
    23,647  Heineken Holding N.V.(b)                                       1,396
       561  Heineken N.V.(b)                                                  39
    20,000  Kirin Holdings Co. Ltd.                                          330
    14,213  SABMiller plc(b)                                                 715
                                                                      ----------
                                                                           4,858
                                                                      ----------
DISTILLERS & VINTNERS (0.0%)
    32,422  Diageo plc(b)                                                    960
                                                                      ----------
FOOD RETAIL (0.3%)
    13,544  Casino Guichard-Perrachon S.A.(b)                              1,413
    32,110  Delhaize Group(b)                                              2,026
   262,667  J Sainsbury plc(b)                                             1,491
    39,296  Koninklijke Ahold N.V.(b)                                        635
    14,438  William Morrison Supermarket plc(b)                               60
    27,172  Woolworths Ltd.(b)                                               853
                                                                      ----------
                                                                           6,478
                                                                      ----------
HOUSEHOLD PRODUCTS (0.2%)
    12,923  Henkel AG & Co. KGaA(b)                                        1,059
    33,029  Reckitt Benckiser Group plc(b)                                 2,356
                                                                      ----------
                                                                           3,415
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.0%)
    13,800  Aeon Co. Ltd.                                                    163
    13,075  Carrefour S.A.(b)                                                381
                                                                      ----------
                                                                             544
                                                                      ----------
PACKAGED FOODS & MEAT (0.5%)
    10,782  Associated British Foods plc(b)                                  294
     5,322  DANONE S.A.                                                      391
    64,222  Nestle S.A.(b)                                                 4,238
    39,492  Suedzucker AG(b)                                               1,343
    13,089  Tate & Lyle plc(b)                                               162
     2,000  Toyo Suisan Kaisha Ltd.(b)                                        64
    36,006  Unilever N.V.(b)                                               1,460
    89,650  Unilever N.V.                                                  3,656
                                                                      ----------
                                                                          11,608
                                                                      ----------
TOBACCO (0.3%)
    67,464  British American Tobacco plc(b)                                3,705
    71,700  Japan Tobacco, Inc.(b)                                         2,429
     4,566  Swedish Match AB(b)                                              157
                                                                      ----------
                                                                           6,291
                                                                      ----------
            Total Consumer Staples                                        35,109
                                                                      ----------
ENERGY (1.0%)
-------------
INTEGRATED OIL & GAS (0.8%)
     4,077  BG Group plc(b)                                                   74
   616,376  BP plc(b)                                                      4,412
   110,834  ENI S.p.A.(b)                                                  2,506
    35,220  OMV AG(b)                                                      1,614
    18,230  Repsol S.A.(b)                                                   408

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                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
    73,070  Royal Dutch Shell plc "A"(b)                              $    2,427
    82,262  Royal Dutch Shell plc "B"(b)                                   2,842
    73,350  Total S.A.(b)                                                  3,638
                                                                      ----------
                                                                          17,921
                                                                      ----------
OIL & GAS DRILLING (0.2%)
     7,808  Transocean Ltd.(b)                                               397
   106,500  Transocean Ltd.                                                5,350
                                                                      ----------
                                                                           5,747
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.0%)
       500  Idemitsu Kosan Co. Ltd.(b)                                        41
    74,500  JX Holdings, Inc.(b)                                             363
     2,835  Neste Oil Oyj(b)                                                  41
                                                                      ----------
                                                                             445
                                                                      ----------
            Total Energy                                                  24,113
                                                                      ----------
FINANCIALS (2.5%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    21,901  3i Group plc(b)                                                  112
   294,189  Aberdeen Asset Management plc(b)                               2,055
     3,821  Partners Group Holding AG(b)                                     971
     6,217  Schroders plc(b)                                                 221
                                                                      ----------
                                                                           3,359
                                                                      ----------
CONSUMER FINANCE (0.0%)
     1,500  AEON Financial Service Co. Ltd.(b)                                40
                                                                      ----------
DIVERSIFIED BANKS (1.4%)
   480,000  Aozora Bank Ltd.(b)                                            1,390
   109,369  Australia and New Zealand Banking Group Ltd.(b)                2,852
    40,319  Banco Santander S.A.(b)                                          290
   307,914  Bank Hapoalim B.M.*(b)                                         1,422
   356,000  Bank of East Asia Ltd.(b)                                      1,386
    54,523  Commonwealth Bank of Australia(b)                              3,454
    15,000  DBS Group Holdings Ltd.(b)                                       203
    84,894  DnB NOR ASA(b)                                                 1,367
    37,500  Hang Seng Bank Ltd.(b)                                           602
   292,681  HSBC Holdings plc(b)                                           3,206
   173,246  Intesa Sanpaolo(b)                                               326
    20,167  Intesa Sanpaolo(b)                                                32
   291,300  Mitsubishi UFJ Financial Group, Inc.(b)                        1,720
 1,151,500  Mizuho Financial Group, Inc.(b)                                2,179
    53,459  National Australia Bank Ltd.(b)                                1,473
    49,945  Nordea Bank AB(b)                                                609
    19,000  Oversea-Chinese Banking Corp.Ltd.(b)                             155
    85,968  Skandinaviska Enskilda Banken "A"(b)                             892
    52,636  Standard Chartered plc(b)                                      1,210
    30,900  Sumitomo Mitsui Financial Group, Inc.(b)                       1,210
    68,000  Sumitomo Mitsui Trust Holdings, Inc.(b)                          281
    94,534  Swedbank AB "A"(b)                                             2,239
   114,635  Westpac Banking Corp.(b)                                       3,079
                                                                      ----------
                                                                          31,577
                                                                      ----------
DIVERSIFIED CAPITAL MARKETS (0.0%)
     6,428  UBS AG(b)                                                        112
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.0%)
    37,000  Daiwa Securities Group, Inc.(b)                                  304
    84,300  Nomura Holdings, Inc.(b)                                         652
                                                                      ----------
                                                                             956
                                                                      ----------
LIFE & HEALTH INSURANCE (0.2%)
   246,736  AEGON N.V.(b)                                                  1,654
   106,069  Prudential plc(b)                                              1,787
    48,986  Standard Life plc(b)                                             288
                                                                      ----------
                                                                           3,729
                                                                      ----------
MULTI-LINE INSURANCE (0.3%)
    28,199  Ageas(b)                                                       1,026
     9,885  Allianz SE(b)                                                  1,528
    89,663  AXA S.A.(b)                                                    1,806

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18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
    32,073  Gjensidige Forsikring ASA(b)                              $      484
    17,896  Sampo OYJ "A"(b)                                                 724
                                                                      ----------
                                                                           5,568
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.1%)
    71,411  Industrivarden AB "C"(b)                                       1,227
    58,264  Investor AB "B"(b)                                             1,670
                                                                      ----------
                                                                           2,897
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
    24,300  ORIX Corp.(b)                                                    320
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
    10,358  Tryg A/S(b)                                                      869
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.0%)
    64,000  Sino Land Co.(b)                                                  94
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.1%)
   279,000  Hysan Development Co. Ltd.(b)                                  1,242
    25,800  Swire Properties Ltd.(b)                                          79
                                                                      ----------
                                                                           1,321
                                                                      ----------
REGIONAL BANKS (0.0%)
    27,000  Bank of Yokohama Ltd.(b)                                         132
       393  Banque Cantonale Vaudois(b)                                      204
    16,000  Chiba Bank Ltd.(b)                                                99
     6,000  Iyo Bank Ltd.(b)                                                  52
    40,400  Resona Holdings, Inc.(b)                                         180
     4,000  Suruga Bank Ltd.(b)                                               60
                                                                      ----------
                                                                             727
                                                                      ----------
            REINSURANCE (0.2%)
     4,805  Hannover Rueckversicherung AG(b)                                 363
    11,487  Muenchener Rueckversicherungs-Gesellschaft AG(b)               2,150
    30,278  Swiss Re AG(b)                                                 2,221
                                                                           4,734
SPECIALIZED FINANCE (0.0%)
     3,500  Japan Exchange Group, Inc.(b)                                    321
                                                                      ----------
            Total Financials                                              56,624
                                                                      ----------
HEALTH CARE (1.1%)
------------------
BIOTECHNOLOGY (0.1%)
    24,219  Actelion Ltd.(b)                                               1,447
    11,500  CSL Ltd.(b)                                                      652
                                                                      ----------
                                                                           2,099
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.0%)
       500  Alfresa Holdings Corp.                                            26
     4,900  Medipal Holdings Corp.(b)                                         65
                                                                      ----------
                                                                              91
                                                                      ----------
HEALTH CARE EQUIPMENT (0.0%)
    18,048  Smith & Nephew plc(b)                                            210
                                                                      ----------
HEALTH CARE FACILITIES (0.0%)
     8,601  Ramsay Health Care Ltd.(b)                                       284
                                                                      ----------
HEALTH CARE SERVICES (0.0%)
     2,779  Fresenius SE & Co. KGaA(b)                                       329
     1,200  Miraca Holdings, Inc.(b)                                          52
                                                                      ----------
                                                                             381
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES (0.0%)
     1,144  Lonza Group AG(b)                                                 84
                                                                      ----------
PHARMACEUTICALS (1.0%)
    55,580  AstraZeneca plc(b)                                             2,836
     6,295  Bayer AG(b)                                                      677
   152,206  GlaxoSmithKline plc(b)                                         3,945
     4,900  Mitsubishi Tanabe Pharma Corp.(b)                                 62
    52,015  Novartis AG(b)                                                 3,727
     8,953  Novo Nordisk A/S "B"(b)                                        1,437
    50,887  Orion Oyj "B"(b)                                               1,251
     7,900  Otsuka Holdings Co. Ltd.(b)                                      251
    21,162  Roche Holding AG(b)                                            5,237
    14,230  Sanofi S.A.(b)                                                 1,497
     6,200  Shionogi & Co. Ltd.(b)                                           116
    55,561  Teva Pharmaceutical Industries Ltd.(b)                         2,122
     1,300  Tsumura & Co.(b)                                                  37
                                                                      ----------
                                                                          23,195
                                                                      ----------
            Total Health Care                                             26,344
                                                                      ----------

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
INDUSTRIALS (2.2%)
------------------
AEROSPACE & DEFENSE (0.2%)
   288,476  BAE Systems plc(b)                                        $    1,770
    40,589  European Aeronautic Defense and Space Co. EADS N.V.(b)         2,311
   100,975  Meggitt plc(b)                                                   808
     5,661  Thales S.A.(b)                                                   274
                                                                      ----------
                                                                           5,163
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.0%)
    86,146  Toll Holdings Ltd.(b)                                            398
     4,800  Yamato Holdings Co. Ltd.                                          90
                                                                      ----------
                                                                             488
                                                                      ----------
AIRLINES (0.1%)
    25,000  All Nippon Airways Co. Ltd.(b)                                    53
     5,158  Deutsche Lufthansa AG*(b)                                        111
    19,662  International Consolidated Airlines Group S.A.*(b)                83
     1,300  Japan Airlines Co. Ltd.(b)                                        67
    18,700  Ryanair Holdings plc ADR                                         913
                                                                      ----------
                                                                           1,227
                                                                      ----------
AIRPORT SERVICES (0.0%)
   308,189  Auckland International Airport Ltd.(b)                           732
                                                                      ----------
BUILDING PRODUCTS (0.0%)
     6,000  Toto Ltd.(b)                                                      62
                                                                      ----------
COMMERCIAL PRINTING (0.0%)
    12,000  Dai Nippon Printing Co. Ltd.(b)                                  103
    12,000  Toppan Printing Co. Ltd.(b)                                       78
                                                                      ----------
                                                                             181
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.2%)
    26,771  Bouygues S.A.(b)                                                 705
    95,273  Ferrovial S.A.(b)                                              1,539
    39,280  Vinci S.A.(b)                                                  1,989
                                                                      ----------
                                                                           4,233
                                                                      ----------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
   130,000  Hino Motors Ltd.(b)                                            1,847
     2,300  Hitachi Construction Machinery Co. Ltd.(b)                        54
    25,000  Kubota Corp.(b)                                                  372
                                                                      ----------
                                                                           2,273
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   170,200  Eaton Corp. plc                                               11,243
   128,000  Fuji Electric Co. Ltd.(b)                                        421
     1,081  Legrand S.A.                                                      53
     7,000  Sumitomo Electric Industries Ltd.(b)                              84
                                                                      ----------
                                                                          11,801
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
    15,673  Alstom S.A.(b)                                                   591
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
   107,780  Capita plc(b)                                                  1,570
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.1%)
   114,000  Hopewell Holdings Ltd.(b)                                        411
    82,000  Hutchison Whampoa Ltd.(b)                                        870
    14,891  Siemens AG(b)                                                  1,583
                                                                      ----------
                                                                           2,864
                                                                      ----------
INDUSTRIAL MACHINERY (0.1%)
     8,000  Amada Co. Ltd.(b)                                                 55
     8,472  Atlas Copco AB "B"                                               202
   108,000  IHI Corp.(b)                                                     396
     2,300  JTEKT Corp.(b)                                                    25
    31,000  Kawasaki Heavy Industries Ltd.(b)                                104
    12,798  Kone Oyj "B"(b)                                                1,125
     2,500  Makita Corp.(b)                                                  135
    74,000  Mitsubishi Heavy Industries Ltd.(b)                              454
                                                                      ----------
                                                                           2,496
                                                                      ----------
MARINE (0.1%)
        91  A.P.Moller-Maersk A/S "A"(b)                                     620

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20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
        29  A.P.Moller-Maersk A/S "B"(b)                              $      206
                                                                      ----------
                                                                             826
                                                                      ----------
MARINE PORTS & SERVICES (0.0%)
    94,000  Hutchison Port Holdings Trust(b)                                  74
                                                                      ----------
RAILROADS (0.5%)
    59,000  Canadian Pacific Railway Ltd.                                  7,787
    18,200  Central Japan Railway Co.(b)                                   1,985
    17,600  East Japan Railway Co.(b)                                      1,295
    14,000  Odakyu Electric Railway Co. Ltd.(b)                              136
    25,000  Tokyu Corp.(b)                                                   155
     3,800  West Japan Railway Co.(b)                                        158
                                                                      ----------
                                                                          11,516
                                                                      ----------
SECURITY & ALARM SERVICES (0.0%)
     4,600  Secom Co. Ltd.(b)                                                232
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
    25,392  Bunzl plc(b)                                                     494
   143,700  ITOCHU Corp.(b)                                                1,784
    38,000  Marubeni Corp.(b)                                                263
    37,700  Mitsui & Co. Ltd.(b)                                             475
    27,300  Sojitz Corp.(b)                                                   47
    24,500  Sumitomo Corp.(b)                                                308
     4,600  Toyota Tsusho Corp.(b)                                           122
                                                                      ----------
                                                                           3,493
                                                                      ----------
TRUCKING (0.0%)
   286,000  ComfortDelGro Corp. Ltd.(b)                                      422
    19,000  Nippon Express Co. Ltd.(b)                                        85
                                                                      ----------
                                                                             507
                                                                      ----------
            Total Industrials                                             50,329
                                                                      ----------
INFORMATION TECHNOLOGY (0.6%)
-----------------------------
APPLICATION SOFTWARE (0.0%)
     1,284  Nice Systems Ltd.(b)                                              47
     3,248  SAP AG*(b)                                                       248
                                                                      ----------
                                                                             295
                                                                      ----------
COMPUTER HARDWARE (0.1%)
   608,000  NEC Corp.(b)                                                   1,413
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES (0.0%)
    11,382  Amadeus IT Holding S.A. "A"(b)                                   347
                                                                      ----------
ELECTRONIC COMPONENTS (0.0%)
     9,700  HOYA Corp.                                                       194
     4,600  Murata Manufacturing Co. Ltd.(b)                                 349
     4,500  Omron Corp.(b)                                                   134
     5,000  Yaskawa Electric Corp.(b)                                         61
                                                                      ----------
                                                                             738
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
     6,000  Citizen Holdings Co. Ltd.(b)                                      35
    29,900  FUJIFILM Holdings Corp.(b)                                       622
       700  Hirose Electric Co. Ltd.                                          90
     1,000  Keyence Corp.(b)                                                 307
                                                                      ----------
                                                                           1,054
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.0%)
     1,857  Yahoo Japan Corp.(b)                                             844
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.1%)
    29,549  Cap Gemini(b)                                                  1,429
     2,200  Nomura Research Institute Ltd.(b)                                 64
                                                                      ----------
                                                                           1,493
                                                                      ----------
OFFICE ELECTRONICS (0.1%)
     5,100  Brother Industries Ltd.(b)                                        59
    25,600  Canon, Inc.(b)                                                   881
    10,500  Konica Minolta, Inc.(b)                                           75
   132,000  Ricoh Co. Ltd.(b)                                              1,537
                                                                      ----------
                                                                           2,552
                                                                      ----------
SEMICONDUCTORS (0.2%)
   127,394  ARM Holdings plc(b)                                            1,859

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
       790  Mellanox Technologies Ltd.*(b)                            $       44
    96,500  NXP Semiconductors N.V.*                                       2,977
                                                                      ----------
                                                                           4,880
                                                                      ----------
            Total Information Technology                                  13,616
                                                                      ----------
MATERIALS (1.0%)
----------------
COMMODITY CHEMICALS (0.1%)
    28,000  Asahi Kasei Corp.(b)                                             189
    10,000  Denki Kagaku Kogyo Kabushiki Kaisha(b)                            34
     6,000  Kaneka Corp.(b)                                                   36
    92,000  Kuraray Co. Ltd.(b)                                            1,304
                                                                      ----------
                                                                           1,563
                                                                      ----------
CONSTRUCTION MATERIALS (0.0%)
     2,997  HeidelbergCement AG(b)                                           227
     6,986  Imerys S.A.(b)                                                   434
                                                                      ----------
                                                                             661
                                                                      ----------
DIVERSIFIED CHEMICALS (0.1%)
    33,315  BASF SE(b)                                                     3,255
    31,500  Mitsubishi Chemical Holdings Corp.                               154
     8,000  Mitsubishi Gas Chemical Co., Inc.(b)                              57
    32,000  Showa Denko K.K.(b)                                               49
                                                                      ----------
                                                                           3,515
                                                                      ----------
DIVERSIFIED METALS & MINING (0.4%)
    30,631  Anglo American plc(b)                                            694
    70,229  BHP Billiton Ltd.(b)                                           2,289
    33,812  BHP Billiton plc(b)                                              978
     6,012  Boliden AB(b)                                                     86
   222,342  Glencore Xstrata plc(b)                                        1,084
    25,000  Mitsubishi Materials Corp.(b)                                     80
    53,400  Rio Tinto plc ADR                                              2,281
   113,000  Sumitomo Metal Mining Co. Ltd.(b)                              1,423
                                                                      ----------
                                                                           8,915
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    35,556  K&S AG(b)                                                      1,501
     2,043  Syngenta AG(b)                                                   802
    33,645  Yara International ASA(b)                                      1,507
                                                                      ----------
                                                                           3,810
                                                                      ----------
INDUSTRIAL GASES (0.0%)
     3,000  Air Water, Inc.(b)                                                42
                                                                      ----------
PAPER PRODUCTS (0.1%)
    18,000  Oji Holdings Corp.(b)                                             63
   184,874  Stora Enso Oyj "R"(b)                                          1,334
                                                                      ----------
                                                                           1,397
                                                                      ----------
SPECIALTY CHEMICALS (0.1%)
   155,000  Daicel Corp.(b)                                                1,242
       179  EMS-Chemie Holding AG(b)                                          53
     3,900  JSR Corp.(b)                                                      76
     5,000  Kansai Paint Co. Ltd.(b)                                          65
     3,700  Nitto Denko Corp.(b)                                             221
     5,600  Shin-Etsu Chemical Co. Ltd.(b)                                   352
                                                                      ----------
                                                                           2,009
                                                                      ----------
            STEEL (0.1%)
   412,079  Fortescue Metals  Group Ltd.(b)                                1,306
     4,000  Hitachi Metals Ltd.(b)                                            41
    11,000  JFE Holdings, Inc.(b)                                            227
                                                                      ----------
                                                                           1,574
                                                                      ----------
            Total Materials                                               23,486
                                                                      ----------
TELECOMMUNICATION SERVICES (0.8%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   442,219  BT Group plc(b)                                                2,019
   143,729  Deutsche Telekom AG(b)                                         1,643
    39,299  France Telecom S.A.(b)                                           399
    38,300  Nippon Telegraph &  Telephone Corp.(b)                         1,888
 1,208,529  Telecom Italia S.p.A.(b)                                         747
    15,216  Telenor ASA(b)                                                   318
    62,296  Telstra Corp. Ltd.(b)                                            282
                                                                      ----------
                                                                           7,296
                                                                      ----------

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    48,100  KDDI Corp.(b)                                             $    2,174
     1,424  Millicom International Cellular S.A. Swedish
              Depository Receipts(b)                                         114
    20,500  SoftBank Corp.(b)                                              1,025
   614,592  Vodafone Group plc(b)                                          1,781
   206,200  Vodafone Group plc ADR                                         5,970
                                                                      ----------
                                                                          11,064
                                                                      ----------
            Total Telecommunication Services                              18,360
                                                                      ----------
UTILITIES (0.5%)
----------------
ELECTRIC UTILITIES (0.2%)
    14,900  Chubu Electric Power Co., Inc.                                   196
     6,800  Chugoku Electric Power Co., Inc.                                  94
   457,075  EDP-Energias de Portugal S.A.(b)                               1,467
     5,243  Electricite de France (EDF)(b)                                   118
     4,200  Hokkaido Electric Power Co., Inc.*                                56
     3,900  Hokuriku Electric Power Co.                                       54
   130,381  Iberdrola S.A.(b)                                                694
    17,400  Kansai Electric Power Co., Inc.*                                 209
     9,900  Kyushu Electric Power Co., Inc.*                                 138
     4,000  Shikoku Electric Power Co.*                                       66
    36,740  SP AusNet(b)                                                      42
    10,600  Tohoku Electric Power Co., Inc.*                                 126
    32,500  Tokyo Electric Power Co., Inc.*(b)                               198
                                                                      ----------
                                                                           3,458
                                                                      ----------
GAS UTILITIES (0.1%)
    51,038  Enagas S.A.(b)                                                 1,276
    56,362  Gas Natural SDG S.A.(b)                                        1,163
                                                                      ----------
                                                                           2,439
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
     2,600  Electric Power Development Co. Ltd.                               83
                                                                      ----------
MULTI-UTILITIES (0.2%)
    34,091  Centrica plc(b)                                                  197
   121,457  E.ON SE(b)                                                     2,055
   186,568  National Grid plc(b)                                           2,207
                                                                      ----------
                                                                           4,459
                                                                      ----------
            Total Utilities                                               10,439
                                                                      ----------
            Total Common Stocks (cost: $258,216)                         287,217
                                                                      ----------

PREFERRED STOCKS (0.1%)

CONSUMER DISCRETIONARY (0.0%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.0%)
     1,180  Bayer Motoren Werk(b)                                             82
       450  Volkswagen AG(b)                                                  98
                                                                      ----------
                                                                             180
                                                                      ----------
            Total Consumer Discretionary                                     180
                                                                      ----------
CONSUMER STAPLES (0.0%)
-----------------------
HOUSEHOLD PRODUCTS (0.0%)
     3,921  Henkel AG & Co. KGaA(b)                                          380
                                                                      ----------
FINANCIALS (0.1%)
-----------------
REINSURANCE (0.1%)
     3,000  American Overseas Group Ltd., 7.50%,
              non-cumulative, perpetual, acquired
              1/23/2007 - 3/02/2007; cost $3,065(b),(c)                      750
                                                                      ----------
            Total Preferred Stocks (cost: $3,476)                          1,310
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)

INDUSTRIALS (0.0%)
------------------
INDUSTRIAL CONGLOMERATES (0.0%)
     4,560  Hopewell Properties*(b)                                   $        1
                                                                      ----------
            Total Rights (cost: $0)                                            1
                                                                      ----------

EXCHANGE-TRADED FUNDS (12.0%)
    86,000  EGShares Emerging Markets Consumer ETF                         2,268
   601,400  iShares Core MSCI Emerging Markets ETF                        29,601
   982,264  iShares MSCI EAFE Index Fund                                  59,014
   173,923  iShares MSCI EMU Index Fund                                    6,084
    68,000  iShares MSCI Indonesia Investable Market Index Fund            2,299
   158,000  iShares MSCI Malaysia Index Fund                               2,528
    59,000  iShares MSCI Philippines Investable Market  Index Fund         2,302
   204,000  iShares MSCI Russia Capped Index Fund                          4,129
   415,000  iShares MSCI Taiwan Index Fund                                 5,661
    25,000  iShares MSCI Thailand Capped Investable Market Index Fund      2,137
    67,000  iShares MSCI Turkey Investable Market Index Fund               4,642
 1,016,526  iShares MSCI United Kingdom Index Fund                        19,080
    94,000  SPDR S&P Emerging Markets SmallCap ETF                         4,536
 2,533,701  Vanguard FTSE Emerging Markets ETF                           105,199
   250,000  Vanguard FTSE European ETF                                    12,837
   176,000  WisdomTree Emerging Markets SmallCap Dividend Fund             8,927
   255,000  WisdomTree India Earnings Fund                                 4,498
                                                                      ----------
            Total Exchange-Traded Funds (cost: $271,165)                 275,742
                                                                      ----------
            Total International Equity Securities (cost: $532,857)       564,270
                                                                      ----------

PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (3.3%)

GOLD (1.7%)

AFRICAN GOLD COMPANIES (0.2%)
    75,000  AngloGold Ashanti Ltd. ADR                                     1,360
   340,000  Gold Fields Ltd. ADR                                           2,064
   545,000  Harmony Gold Mining Co. Ltd. ADR                               2,278
    47,500  Sibanye Gold Ltd. ADR                                            172
                                                                      ----------
                                                                           5,874
                                                                      ----------
AUSTRALIAN GOLD COMPANIES (0.1%)
   138,000  Newcrest Mining Ltd.(b)                                        1,893
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.1%)
    32,500  Randgold Resources Ltd. ADR                                    2,547
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (1.2%)
    32,000  Agnico-Eagle Mines Ltd.                                        1,024
   100,000  Alamos Gold, Inc.                                              1,450
   155,000  Allied Nevada Gold Corp.*                                      1,197
   295,857  AuRico Gold, Inc.                                              1,509
   525,000  B2Gold Corp.*                                                  1,322
    57,000  Barrick Gold Corp.                                             1,204
   250,000  Centerra Gold, Inc.                                              921
   358,000  Eldorado Gold Corp.                                            2,853
    90,000  Goldcorp, Inc.                                                 2,620
   440,000  IAMGOLD Corp.                                                  2,323
   250,000  Kinross Gold Corp.                                             1,603

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
    51,000  Newmont Mining Corp.                                      $    1,748
   490,000  Osisko Mining Corp.*                                           2,108
    41,000  Royal Gold, Inc.                                               2,245
   902,884  Semafo, Inc.                                                   1,777
   150,000  Yamana Gold, Inc.                                              1,731
                                                                      ----------
                                                                          27,635
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.1%)
   126,000  Cia de Minas Buenaventura S.A. ADR                             2,262
                                                                      ----------
            Total Gold (cost: $54,694)                                    40,211
                                                                      ----------

PLATINUM GROUP METALS (0.1%)
    70,000  Impala Platinum Holdings Ltd.(b) (cost $1,082)                   734
                                                                      ----------

SILVER (0.2%)
   235,000  Pan American Silver Corp.                                      2,869
   107,000  Tahoe Resources, Inc.*                                         1,557
                                                                      ----------
            Total Silver (cost: $5,855)                                    4,426
                                                                      ----------

EXCHANGE-TRADED FUNDS (1.3%)
   222,842  SPDR Gold Trust* (cost $36,840)                               29,843
                                                                      ----------
            Total Precious Metals and Commodity - Related Securities
              (cost: $98,471)                                             75,214
                                                                      ----------

GLOBAL REAL ESTATE EQUITY SECURITIES (0.6%)

COMMON STOCKS (0.3%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
    34,592  Lend Lease Group(b)                                              329
   432,000  New World Development Ltd.(b)                                    679
    33,000  Sun Hung Kai Properties Ltd.(b)                                  434
    10,000  UOL Group Ltd.(b)                                                 53
   193,000  Wharf Holdings Ltd.(b)                                         1,707
   255,000  Wheelock & Co. Ltd.(b)                                         1,433
                                                                      ----------
            Total Diversified Real Estate Activities                       4,635
                                                                      ----------
REITs - DIVERSIFIED (0.0%)
   108,472  BGP Holdings plc, acquired 8/06/2009; cost: $0*(a),(b),(c)         -
    72,000  Mirvac Group(b)                                                  114
                                                                      ----------
            Total REITs - Diversified                                        114
                                                                      ----------
REITs - OFFICE (0.0%)
    43,000  CapitaCommercial Trust(b)                                         52
                                                                      ----------
REITs - RETAIL (0.1%)
        46  Japan Retail Fund Investment Corp.                                88
   287,500  Link REIT(b)                                                   1,478
    75,095  Westfield Retail Trust(b)                                        220
                                                                      ----------
            Total REITs - Retail                                           1,786
                                                                      ----------
            Total Common Stocks (cost: $5,855)                             6,587
                                                                      ----------

PREFERRED STOCKS (0.3%)

REITs - OFFICE (0.3%)
   268,273  CommonWealth REIT, 6.50%, perpetual                            6,420
    28,227  CommonWealth REIT, Series E, 7.25%, cumulative
              redeemable, perpetual                                          733
                                                                      ----------
            Total REITs - Office                                           7,153
                                                                      ----------
            Total Preferred Stocks (cost: $7,119)                          7,153
                                                                      ----------
            Total Global Real Estate Equity Securities
              (cost: $12,974)                                             13,740
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            BONDS (37.8%)

            CORPORATE OBLIGATIONS (13.6%)

            CONSUMER DISCRETIONARY (0.1%)
            -----------------------------
            PUBLISHING (0.1%)
$    1,000  McGraw-Hill Global Education Holdings, LLC(d)           9.00%       3/22/2019     $      999
     1,000  McGraw-Hill Global Education Holdings, LLC(a)           9.75        4/01/2021          1,044
                                                                                              ----------
                                                                                                   2,043
                                                                                              ----------
            TEXTILES (0.0%)
       500  SIWF Merger Sub, Inc.(a),(e)                            6.25        6/01/2021            499
                                                                                              ----------
            Total Consumer Discretionary                                                           2,542
                                                                                              ----------
            ENERGY (2.6%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
     2,000  Arch Coal, Inc.(a)                                      9.88        6/15/2019          2,070
                                                                                              ----------
            OIL & GAS EXPLORATION& PRODUCTION (0.7%)
     2,000  Alta Mesa Holdings, LP                                  9.63       10/15/2018          2,155
     2,000  Halcon Resources Corp.                                  8.88        5/15/2021          2,045
     2,000  Midstates Petroleum Co., Inc.(a)                        9.25        6/01/2021          1,992
     1,000  NFR Energy, LLC(d)                                      8.75       12/31/2018          1,027
     2,000  Penn Virginia Corp.(a)                                  8.50        5/01/2020          2,005
     3,065  Quicksilver Resources, Inc.                            11.75        1/01/2016          3,264
     2,150  Rex Energy Corp.(a)                                     8.88       12/01/2020          2,306
     2,000  Samson Investment Co.(d)                                6.00        9/25/2018          2,018
                                                                                              ----------
                                                                                                  16,812
                                                                                              ----------
            OIL & GAS REFINING & MARKETING (0.1%)
     1,750  Northern Tier Energy, LLC(a)                            7.13       11/15/2020          1,851
                                                                                              ----------
            OIL & GAS STORAGE & TRANSPORTATION (1.7%)
     8,780  Enbridge Energy Partners, LP(f)                         8.05       10/01/2037         10,243
     4,780  Enterprise Products Operating, LP(f)                    7.00        6/01/2067          5,203
     2,000  Martin Midstream Partners, LP(a)                        7.25        2/15/2021          2,095
       369  NuStar Logistics, LP                                    7.63        1/15/2043          9,847
    12,870  Southern Union Co.(f)                                   3.29(g)    11/01/2066         11,857
                                                                                              ----------
                                                                                                  39,245
                                                                                              ----------
            Total Energy                                                                          59,978
                                                                                              ----------
            FINANCIALS (8.1%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    14,500  State Street Capital Trust IV                           1.28(g)     6/15/2037         12,289
                                                                                              ----------
            CONSUMER FINANCE (0.4%)
     8,052  American Express Co.(f)                                 6.80        9/01/2066          8,827
                                                                                              ----------

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            LIFE & HEALTH INSURANCE (2.0%)
$      385  Delphi Financial Group, Inc.                           7.38%        5/15/2037     $    9,680
    12,342  Lincoln National Corp.(f)                              7.00         5/17/2066         12,897
     4,500  Principal Financial Global Fund, LLC                   0.80(g)      1/10/2031          3,520
     5,500  Prudential Financial, Inc.                             5.63         6/15/2043          5,816
    12,930  StanCorp Financial Group, Inc.(f)                      6.90         6/01/2067         13,366
                                                                                              ----------
                                                                                                  45,279
                                                                                              ----------
            MULTI-LINE INSURANCE (1.8%)
    13,627  Genworth Holdings, Inc.(f)                             6.15        11/15/2066         12,861
    15,755  Glen Meadow Pass-Through Trust(a),(f)                  6.51         2/12/2067         15,381
    12,810  Nationwide Mutual Insurance Co.(a),(f)                 5.81        12/15/2024         13,162
                                                                                              ----------
                                                                                                  41,404
                                                                                              ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
     3,137  ILFC E-Capital Trust I(a)                              4.68(g)     12/21/2065          2,854
     5,000  JPMorgan Chase Capital XIII                            1.23(g)      9/30/2034          4,169
    10,000  JPMorgan Chase Capital XXI                             1.22(g)      2/02/2037          8,050
                                                                                              ----------
                                                                                                  15,073
                                                                                              ----------
            PROPERTY & CASUALTY INSURANCE (1.6%)
     9,800  Allstate Corp.(f)                                      6.13         5/15/2037         10,822
     5,325  BNSF Funding Trust I                                   6.61        12/15/2055          6,151
    10,000  HSB Group, Inc.                                        1.19(g)      7/15/2027          8,150
     4,000  Progressive Corp.                                      6.70         6/15/2037          4,520
     1,000  RLI Corp.(f)                                           5.95         1/15/2014          1,025
     6,500  Travelers Companies, Inc.(f)                           6.25         3/15/2037          7,215
                                                                                              ----------
                                                                                                  37,883
                                                                                              ----------
            REGIONAL BANKS (1.1%)
     1,000  Allfirst Preferred Capital Trust                       1.78(g)      7/15/2029            825
     3,000  Cullen/Frost Bankers, Inc.(f)                          0.81(g)      2/15/2017          2,925
     1,000  Emigrant Bancorp, Inc.(a),(f)                          6.25         6/15/2014            974
     4,000  First Maryland Capital Trust I                         1.28(g)      1/15/2027          3,360
     5,000  Fulton Capital Trust I(f)                              6.29         2/01/2036          5,015
     2,000  Huntington Capital Trust II "B"                        0.91(g)      6/15/2028          1,610
     3,500  M&T Capital Trust I(f)                                 8.23         2/01/2027          3,482
     5,039  Manufacturers & Traders Trust Co.(f)                   5.63        12/01/2021          5,228
     2,000  Susquehanna Bancshares, Inc.(f)                        2.09(g)      5/01/2014          1,971
                                                                                              ----------
                                                                                                  25,390
                                                                                              ----------
            REITs - RETAIL (0.0%)
       413  Brixmor LLC                                            7.68        11/02/2026            409
                                                                                              ----------
            Total Financials                                                                     186,554
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            HEALTH CARE (0.1%)
            ------------------
            HEALTH CARE FACILITIES (0.1%)
$    1,000  IASIS Healthcare, LLC                                   8.38%       5/15/2019     $    1,050
                                                                                              ----------
            INDUSTRIALS (0.8%)
            ------------------
            AEROSPACE & DEFENSE (0.6%)
    13,560  Textron Financial Corp.(a),(f)                          6.00        2/15/2067         12,543
                                                                                              ----------
            AIRLINES (0.2%)
     1,158  America West Airlines, Inc.Pass-Through Trust (INS)     7.93        1/02/2019          1,262
     1,000  Continental Airlines, Inc. "B" Pass-Through Trust       6.25        4/11/2020          1,073
     2,065  United Air Lines, Inc.Pass-Through Trust(a)            12.00        7/15/2017          2,323
                                                                                              ----------
                                                                                                   4,658
                                                                                              ----------
            Total Industrials                                                                     17,201
                                                                                              ----------
            TELECOMMUNICATION SERVICES (0.0%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
        13  Qwest Corp.                                             7.50        9/15/2051            344
                                                                                              ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.0%)
       200  MetroPCS Wireless, Inc.(a)                              6.25        4/01/2021            210
                                                                                              ----------
            Total Telecommunication Services                                                         554
                                                                                              ----------
            UTILITIES (1.9%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
     4,850  NextEra Energy Capital Holdings, Inc.(f)                6.35       10/01/2066          5,145
     4,000  NextEra Energy Capital Holdings, Inc.(f)                6.65        6/15/2067          4,304
       500  NextEra Energy Capital Holdings, Inc.                   7.30        9/01/2067            568
     5,400  PPL Capital Funding, Inc.(f)                            6.70        3/30/2067          5,756
     4,000  Texas Competitive Electric Holdings Co., LLC(d)         4.72       10/10/2017          2,904
     1,000  SPI Electricity Property Ltd. (INS)(f)                  7.25       12/01/2016          1,158
                                                                                              ----------
                                                                                                  19,835
                                                                                              ----------
            MULTI-UTILITIES (1.1%)
     6,350  Dominion Resources, Inc.(f)                             7.50        6/30/2066          7,053
     3,500  Dominion Resources, Inc.(f)                             2.58(g)     9/30/2066          3,329
     5,391  Integrys Energy Group, Inc.(f)                          6.11       12/01/2066          5,722
     5,000  Puget Sound Energy, Inc.(f)                             6.97        6/01/2067          5,346
     3,000  Wisconsin Energy Corp.                                  6.25        5/15/2067          3,262
                                                                                              ----------
                                                                                                  24,712
                                                                                              ----------
            Total Utilities                                                                       44,547
                                                                                              ----------
            Total Corporate Obligations (cost: $272,275)                                         312,426
                                                                                              ----------

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            EURODOLLAR AND YANKEE OBLIGATIONS (6.6%)

            CONSUMER STAPLES (0.1%)
            -----------------------
            PACKAGED FOODS & MEAT (0.1%)
$    2,000  Fage USA Dairy Industry, Inc.(a)                        9.88%       2/01/2020     $    2,220
       500  JBS S.A.                                               10.50        8/04/2016            575
                                                                                              ----------
            Total Consumer Staples                                                                 2,795
                                                                                              ----------
            ENERGY (0.5%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     9,650  TransCanada Pipelines Ltd.(f)                           6.35        5/15/2067         10,337
                                                                                              ----------
            FINANCIALS (5.2%)
            -----------------
            DIVERSIFIED BANKS (1.9%)
     2,000  Barclays Bank plc                                       0.56(g)              -(h)      1,143
    11,500  Barclays Bank plc                                       0.69(g)              -(h)      6,727
     5,485  Barclays Bank plc                                       0.69(g)              -(h)      3,166
     2,000  Barclays Bank plc(a)                                    7.70(g)              -(h)      2,179
     2,000  Compass Bank                                            6.40        10/01/2017         2,230
     7,600  HSBC Bank plc                                           0.61(g)              -(h)      4,541
    18,000  HSBC Bank plc                                           0.75(g)              -(h)     10,800
     2,500  LBI HF, acquired 10/12/2007;cost $2,500(a),(b),(c),(i)  7.43                 -(h)          -
     4,000  Lloyds TSB Bank plc                                     0.56(g)              -(h)      2,210
     7,889  Royal Bank of Scotland Group plc                        9.50(g)     3/16/2022          9,332
                                                                                              ----------
                                                                                                  42,328
                                                                                              ----------
            LIFE & HEALTH INSURANCE (0.5%)
     9,800  Great-West Life & Annuity Insurance Capital, LP(a),(f)  7.15        5/16/2046         10,461
                                                                                              ----------
            PROPERTY & CASUALTY INSURANCE (1.9%)
    12,400  Ironshore Holdings, Inc.(a)                             8.50        5/15/2020         14,481
    17,315  Oil Insurance Ltd.(a),(f)                               3.27(g)              -(h)     14,698
     7,200  QBE Capital Funding III Ltd.(a),(f)                     7.25        5/24/2041          7,770
     7,670  QBE Insurance Group Ltd.(a)                             5.65        7/01/2023          7,670
                                                                                              ----------
                                                                                                  44,619
                                                                                              ----------
            REGIONAL BANKS (0.0%)
     3,000  Glitnir Banki hf, acquired 9/11/2006
              and 10/18/2006;cost $3,051(a),(b),(c),(i)             7.45                 -(h)          -
                                                                                              ----------
            REINSURANCE (0.8%)
     4,000  Alterra USA Holdings Ltd.(a),(f)                        7.20        4/14/2017          4,182
     3,750  Platinum Underwriters Finance, Inc.(f)                  7.50        6/01/2017          4,280
     9,650  Swiss Re Capital I, LP(a),(f)                           6.85                 -(h)     10,403
                                                                                              ----------
                                                                                                  18,865
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            REITs - RETAIL (0.1%)
$    3,000  Brixmor, LLC                                           5.30%        1/15/2015     $    2,985
                                                                                              ----------
            Total Financials                                                                     119,258
                                                                                              ----------
            HEALTH CARE (0.1%)
            ------------------
            BIOTECHNOLOGY (0.1%)
     2,000  Elan Finance Services plc(a)                           6.25         6/15/2021          2,015
                                                                                              ----------
            INDUSTRIALS (0.1%)
            ------------------
            MARINE (0.1%)
     2,000  Navios Maritime Holdings, Inc.                         8.88        11/01/2017          2,115
                                                                                              ----------
            MATERIALS (0.3%)
            ----------------
            CONSTRUCTION MATERIALS (0.1%)
     2,000  Cemex Espana Luxembourg(a)                             9.88         4/30/2019          2,250
                                                                                              ----------
            DIVERSIFIED METALS & MINING (0.1%)
     2,000  Vedanta Resources plc(a),(e)                           6.00         1/31/2019          1,997
                                                                                              ----------
            GOLD (0.1%)
     2,000  St.Barbara Ltd.(a)                                     8.88         4/15/2018          1,948
                                                                                              ----------
            Total Materials                                                                        6,195
                                                                                              ----------
            TELECOMMUNICATION SERVICES (0.0%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.0%)
       150  Altice Financing S.A.(a)                               7.88        12/15/2019            167
                                                                                              ----------
            UTILITIES (0.3%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
     7,500  Electricite De France S.A.(a)                          5.25                 -(h)       7,542
                                                                                              ----------
            Total Eurodollar and Yankee Obligations (cost: $139,696)                             150,424
                                                                                              ----------

            ASSET-BACKED SECURITIES (0.2%)

            FINANCIALS (0.2%)
            -----------------
            ASSET-BACKED FINANCING (0.2%)
     3,000  SLM Student Loan Trust                                 0.73(g)      7/15/2036          2,477
     1,419  SLM Student Loan Trust                                 0.83(g)     10/25/2038          1,248
                                                                                              ----------
                                                                                                   3,725
                                                                                              ----------
            Total Financials                                                                       3,725
                                                                                              ----------
            Total Asset-Backed Securities (cost: $3,437)                                           3,725
                                                                                              ----------

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE SECURITIES (9.5%)

            FINANCIALS (9.5%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (9.5%)
$   10,000  Banc of America Commercial Mortgage, Inc.              5.86%        7/10/2044     $   10,554
     2,444  Banc of America Commercial Mortgage, Inc.(a)           5.29        12/10/2042          2,359
     8,500  Banc of America Commercial Mortgage, Inc.              5.76         5/10/2045          8,963
     2,000  Banc of America Commercial Mortgage, Inc.              5.46         9/10/2045          2,164
     6,000  Banc of America Commercial Mortgage, Inc.(f)           5.19         9/10/2047          6,177
     2,500  Banc of America Commercial Mortgage, Inc.              6.25         2/10/2051          2,647
     2,000  Banc of America Merrill Lynch
              Commercial Mortgage, Inc.(f)                         4.77         7/10/2043          1,994
     5,439  Banc of America Merrill Lynch
              Commercial Mortgage, Inc.(a),(f)                     5.94         9/10/2047          5,759
     2,000  Bear Stearns Commercial Mortgage Securities Inc.       5.49        12/11/2040          1,815
     2,000  Bear Stearns Commercial Mortgage Securities Inc.(a)    5.66         9/11/2041          1,851
     2,000  Bear Stearns Commercial Mortgage Securities Inc.       5.60        10/12/2041          1,932
     4,000  Bear Stearns Commercial Mortgage Securities, Inc.      5.21         2/11/2041          4,105
     5,440  Bear Stearns Commercial Mortgage Securities, Inc.      4.99         9/11/2042          5,685
     8,000  Citigroup Commercial Mortgage Trust                    5.74         3/15/2049          8,298
     2,000  Citigroup Commercial Mortgage Trust                    5.48        10/15/2049          2,001
     4,500  Citigroup/Deutsche Bank Commercial Mortgage Trust      5.22         7/15/2044          4,827
     6,000  Commercial Mortgage Loan Trust(f)                      6.01        10/10/2017          6,586
    10,000  Commercial Mortgage Loan Trust                         5.86         7/10/2038         10,238
     2,000  Commercial Mortgage Loan Trust                         5.54        12/11/2049          2,216
     2,000  Credit Suisse Commercial
              Mortgage Pass-Through                                5.80         6/15/2038          2,032
    16,400  Credit Suisse Commercial
              Mortgage Pass-Through Trust                          0.39(g)      2/15/2040         12,805
     2,500  Credit Suisse Commercial Mortgage Trust                5.80         6/15/2038          2,786
     2,213  Credit Suisse First Boston
              Mortgage Securities Corp.(a)                         5.02         1/15/2037          2,254
     3,000  GE Capital Commercial Mortgage Corp.                   5.47         3/10/2044          3,054
     5,355  GE Capital Commercial Mortgage Corp.                   5.61        12/10/2049          5,512
     3,500  GMAC Commercial Mortgage Securities, Inc.              4.97        12/10/2041          3,277
     1,000  GMAC Commercial Mortgage Securities, Inc.              4.98        12/10/2041            713
     2,200  GS Mortgage Securities Corp.II                         5.64         8/10/2038          2,177
     2,000  GS Mortgage Securities Trust                           5.63         4/10/2038          2,044
     2,000  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.(f)                         4.99         9/12/2037          2,124
       625  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.00        10/15/2042            672
    11,225  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.04        10/15/2042         11,576

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$    8,000  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.57%        4/15/2043     $    8,490
     2,000  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.36        12/15/2044          2,069
     2,000  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.36        12/15/2044          2,126
     2,500  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.48         5/15/2045          2,684
     5,000  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            5.41         5/15/2047          4,520
     4,500  J.P.Morgan Chase Commercial
              Mortgage Securities Corp.                            6.00         2/15/2051          5,120
     2,000  LB-UBS Commercial Mortgage Trust                       5.28         2/15/2041          2,002
     1,000  Merrill Lynch Mortgage Trust                           5.28        11/12/2037          1,052
     6,500  Merrill Lynch Mortgage Trust                           5.14         7/12/2038          6,870
     2,500  Merrill Lynch Mortgage Trust                           5.36         7/12/2038          2,389
     1,000  Merrill Lynch Mortgage Trust                           5.39         7/12/2038            806
    11,500  Merrill Lynch Mortgage Trust                           5.68         5/12/2039         11,826
     7,000  Merrill Lynch Mortgage Trust                           5.01        10/12/2041          7,028
     1,000  Merrill Lynch Mortgage Trust                           5.42         1/12/2044            944
     3,000  ML-CFC Commercial Mortgage Trust                       5.42         8/12/2048          3,260
     3,000  ML-CFC Commercial Mortgage Trust(f)                    5.90         8/12/2049          3,160
     2,000  Morgan Stanley Capital I Trust                         5.65         6/11/2042          2,143
     2,000  Morgan Stanley Capital I Trust                         5.50         3/12/2044          2,077
       878  Morgan Stanley Capital I, Inc.                         5.15         8/13/2042            909
       723  Morgan Stanley Capital I, Inc.                         5.17         8/13/2042            732
     6,500  Morgan Stanley Capital I, Inc.                         5.79         7/12/2044          7,211
                                                                                              ----------
                                                                                                 218,615
                                                                                              ----------
            Total Financials                                                                     218,615
                                                                                              ----------
            Total Commercial Mortgage Securities (cost: $188,045)                                218,615
                                                                                              ----------

            U.S.GOVERNMENT AGENCY ISSUES (0.0%)(j)

            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
         6  Government National Mortgage Assn.I                    6.50         5/15/2023              7
        25  Government National Mortgage Assn.I                    6.50         4/15/2024             28
        12  Government National Mortgage Assn.I                    7.50         3/15/2017             12
        14  Government National Mortgage Assn.I                    7.50         3/15/2017             14
         3  Government National Mortgage Assn.I                    8.00         6/15/2016              3
         4  Government National Mortgage Assn.I                    8.00        11/15/2016              4
         2  Government National Mortgage Assn.I                    8.50         6/15/2016              3
         2  Government National Mortgage Assn.I                    8.50         6/15/2016              2
         3  Government National Mortgage Assn.I                    8.50         7/15/2016              3
         1  Government National Mortgage Assn.I                    8.50         9/15/2016              1
         4  Government National Mortgage Assn.I                    8.50        12/15/2016              4

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$        9  Government National Mortgage Assn.I                    8.50%       12/15/2016     $        9
         1  Government National Mortgage Assn.I                    8.50         1/15/2017              2
         1  Government National Mortgage Assn.I                    8.50         2/15/2017              1
         1  Government National Mortgage Assn.I                    9.00         6/15/2016              1
         1  Government National Mortgage Assn.I                    9.00         7/15/2016              1
         1  Government National Mortgage Assn.I                    9.00         9/15/2016              1
         1  Government National Mortgage Assn.I                    9.00        10/15/2016              1
         1  Government National Mortgage Assn.I                    9.50        11/15/2016              1
         1  Government National Mortgage Assn.I                    9.50        11/15/2016              1
                                                                                              ----------
                                                                                                      99
                                                                                              ----------
            Total U.S.Government Agency Issues (cost: $94)                                            99
                                                                                              ----------

            U.S.TREASURY SECURITIES (7.9%)

            BONDS (4.4%)
     7,030  2.75%, 11/15/2042                                                                      6,294
     4,030  2.75%, 8/15/2042                                                                       3,613
     1,300  2.88%, 5/15/2043                                                                       1,195
    73,600  3.00%, 5/15/2042                                                                      69,644
    20,175  3.13%, 2/15/2043                                                                      19,535
                                                                                              ----------
            Total Bonds                                                                          100,281
                                                                                              ----------
            NOTES (3.5%)
     1,880  1.63%, 11/15/2022                                                                      1,805
        30  1.63%, 8/15/2022                                                                          29
    78,000  1.75%, 5/15/2022                                                                      76,452
     2,328  2.00%, 2/15/2023                                                                       2,303
                                                                                              ----------
            Total Notes                                                                           80,589
                                                                                              ----------
            Total U.S.Treasury Securities (cost: $190,625)                                       180,870
                                                                                              ----------

            MUNICIPAL BONDS (0.0%)

            CASINOS & GAMING (0.0%)
       405  Seneca Nation of Indians Capital Improvements
              Auth.(f)                                             6.75        12/01/2013            405
                                                                                              ----------
            Total Municipal Bonds (cost: $405)                                                       405
                                                                                              ----------
            Total Bonds (cost: $794,577)                                                         866,564
                                                                                              ----------

            MONEY MARKET INSTRUMENTS (3.7%)

            COMMERCIAL PAPER (2.4%)

            ENERGY (0.5%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    12,369  Spectra Energy Partners, LP(a),(k)                     0.32         6/04/2013         12,369
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON                           VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            UTILITIES (1.9%)
            ----------------
            ELECTRIC UTILITIES (0.6%)
$    6,667  Northeast Utilities(a),(k)                             0.26%       6/04/2013      $    6,667
     4,999  Pacific Gas & Electric Co.(a),(k)                      0.22        6/06/2013           4,999
     2,000  Southern California Edison Co.(a),(k)                  0.20        6/05/2013           2,000
                                                                                              ----------
                                                                                                  13,666
                                                                                              ----------
            GAS UTILITIES (0.7%)
     2,125  Atmos Energy Corp.(a),(k)                              0.20        6/03/2013           2,125
     3,049  Atmos Energy Corp.(a),(k)                              0.21        6/04/2013           3,049
     9,661  Peoples Gas Light & Coke                               0.20        6/06/2013           9,661
                                                                                              ----------
                                                                                                  14,835
                                                                                              ----------
            MULTI-UTILITIES (0.6%)
     4,000  Dominion Resources Inc.(a),(k)                         0.26        6/03/2013           4,000
    10,069  Dominion Resources Inc.(a),(k)                         0.27        6/10/2013          10,068
                                                                                              ----------
                                                                                                  14,068
                                                                                              ----------
            Total Utilities                                                                       42,569
                                                                                              ----------
            Total Commercial Paper                                                                54,938
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (1.3%)
29,707,313  State Street Institutional Liquid Reserve Fund, 0.09%(l)                              29,707
                                                                                              ----------
            Total Money Market Instruments (cost:  $84,645)                                       84,645
                                                                                              ----------

            TOTAL INVESTMENTS (COST:  $2,083,575)                                             $2,294,482
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------------------------------
            PURCHASED OPTIONS (0.1%)
    15,000  Put - iShares MSCI EAFE Index expiring June 22, 2013 at 61                             2,265
     1,500  Put - S&P 500 Index expiring June 22, 2013 at 1530                                       570
                                                                                              ----------

            TOTAL PURCHASED OPTIONS (COST:  $1,473)                                           $    2,835
                                                                                              ==========

            WRITTEN OPTIONS (0.3%)
    (1,200) Call - S&P 500 Index expiring June 22, 2013 at 1580                                   (6,966)
    (5,000) Put - iShares MSCI EAFE Index expiring June 22, 2013 at 57                              (140)
                                                                                              ----------

            TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $8,733)                                 $   (7,106)
                                                                                              ==========

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------
($ IN 000S)                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------
                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)
                                QUOTED PRICES  OTHER SIGNIFICANT    SIGNIFICANT
                            IN ACTIVE MARKETS         OBSERVABLE   UNOBSERVABLE
ASSETS                   FOR IDENTICAL ASSETS             INPUTS         INPUTS        TOTAL
--------------------------------------------------------------------------------------------
U.S.Equity Securities:
  Common Stocks                    $  434,188         $        -         $    -   $  434,188
  Preferred Stocks                          -             30,088          4,480       34,568
  Exchange-Traded Funds               221,293                  -              -      221,293
International Equity Securities:
  Common Stocks                        44,920            242,297              -      287,217
  Preferred Stocks                          -                560            750        1,310
  Rights                                    -                  1              -            1
  Exchange-Traded Funds               275,742                  -              -      275,742
Precious Metals and
  Commodity-Related Securities:
  Gold                                 38,318              1,893              -       40,211
  Platinum Group Metals                     -                734              -          734
  Silver                                4,426                  -              -        4,426
  Exchange-Traded Funds                29,843                  -              -       29,843
Global Real Estate Equity Securities:
  Common Stocks                            88              6,499              -        6,587
  Preferred Stocks                      6,420                733              -        7,153
Bonds:
  Corporate Obligations                     -            312,426              -      312,426
  Eurodollar and Yankee Obligations         -            150,424              -      150,424
  Asset-Backed Securities                   -              3,725              -        3,725
  Commercial Mortgage Securities            -            218,615              -      218,615
  U.S.Government Agency Issues              -                 99              -           99
  U.S.Treasury Securities             180,870                  -              -      180,870
  Municipal Bonds                           -                405              -          405
Money Market Instruments:
  Commercial Paper                          -             54,938              -       54,938
  Money Market Funds                   29,707                  -              -       29,707
Purchased Options                       2,835                  -              -        2,835
--------------------------------------------------------------------------------------------
Total                              $1,268,650         $1,023,437         $5,230   $2,297,317
--------------------------------------------------------------------------------------------

                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)
                                QUOTED PRICES  OTHER SIGNIFICANT    SIGNIFICANT
                            IN ACTIVE MARKETS         OBSERVABLE   UNOBSERVABLE
LIABILITIES         FOR IDENTICAL LIABILITIES             INPUTS         INPUTS        TOTAL
--------------------------------------------------------------------------------------------
Written Options                       $(7,106)                $-             $-      $(7,106)
--------------------------------------------------------------------------------------------
Total                                 $(7,106)                $-             $-      $(7,106)
--------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                      PREFERRED        CORPORATE
                                                         STOCKS      OBLIGATIONS
--------------------------------------------------------------------------------
Balance as of May 31, 2012                               $5,020          $ 1,337
Purchases                                                     -                -
Sales                                                         -                -
Transfers into Level 3                                        -                -
Transfers out of Level 3                                      -           (1,337)
Net realized gain (loss) on investments                       -                -
Change in net unrealized appreciation/depreciation
  of investments                                            210                -
--------------------------------------------------------------------------------
Balance as of May 31, 2013                               $5,230          $     -
--------------------------------------------------------------------------------

For the period of June 1, 2012, through May 31, 2013, common stocks with a fair value of $138,505,000 and preferred stocks with a fair value of $812,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. A preferred stock with a fair value of $6,613,000 was also transferred from Level 1 to Level 2 as a result of an adjustment by the pricing service to reflect a change from last traded price to average of bid and asked prices. A corporate obligation with a fair value of $1,337,000 was transferred from Level 3 to Level 2 as pricing was available from the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 33.5% of net assets at May 31, 2013.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    REIT  Real estate investment trust

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Security was fair valued at May 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $256,576,000, which represented 11.18% of net assets of the fund.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2013, was $750,000, which represented 0.03% of the Fund's net assets.

    (d) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) At May 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $2,496,000.

    (f) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at May 31, 2013.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2013.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) Currently the issuer is in default with respect to interest and/or principal payments.

    (j) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

    (k) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

         deemed liquid by the Manager under liquidity guidelines approved by the Board unless otherwise noted as illiquid.

    (l) Rate represents the money market fund annualized seven-day yield at May 31, 2013.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $2,083,575)        $2,294,482
  Purchased options, at market value (cost of $1,473)                         2,835
  Cash denominated in foreign currencies (identified cost of $1,070)          1,071
  Receivables:
    Capital shares sold                                                       3,052
    Dividends and interest                                                    9,882
    Securities sold                                                          28,388
    Other                                                                       356
  Variation margin on futures contracts                                           1
  Unrealized appreciation on foreign currency contracts held, at value           11
      Total assets                                                       ----------
                                                                          2,340,078
                                                                         ----------
LIABILITIES
  Payables:
    Securities purchased                                                     35,344
    Capital shares redeemed                                                     943
    Bank overdraft                                                              195
  Written options, at market value (premiums received of $8,733)              7,106
  Accrued management fees                                                     1,480
  Accrued transfer agent's fees                                                  47
  Other accrued expenses and payables                                           203
                                                                         ----------
      Total liabilities                                                      45,318
                                                                         ----------
        Net assets applicable to capital shares outstanding              $2,294,760
                                                                         ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                        $2,256,881
  Accumulated undistributed net investment income                            22,112
  Accumulated net realized loss on investments, options, and futures
    transactions                                                           (198,095)
  Net unrealized appreciation of investments, options, and futures
    contracts                                                               213,895
  Net unrealized depreciation of foreign currency translations                  (33)
                                                                         ----------
        Net assets applicable to capital shares outstanding              $2,294,760
                                                                         ==========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                             94,924
                                                                         ==========
  Net asset value, redemption price, and offering price per share        $    24.17
                                                                         ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $883)                   $ 34,256
  Interest                                                              47,835
                                                                      --------
      Total income                                                      82,091
                                                                      --------
EXPENSES
  Management fees                                                       16,691
  Administration and servicing fees                                      3,269
  Transfer agent's fees                                                  5,468
  Custody and accounting fees                                              556
  Postage                                                                  248
  Shareholder reporting fees                                               163
  Trustees' fees                                                            11
  Registration fees                                                         55
  Professional fees                                                        169
  Other                                                                     37
                                                                      --------
      Total expenses                                                    26,667
                                                                      --------
NET INVESTMENT INCOME                                                   55,424
                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments:
      Unaffiliated transactions                                        130,992
      Affiliated transactions (Note 7)                                   1,551
    Foreign currency transactions                                         (148)
    Options                                                            (46,152)
    Futures transactions                                                 2,223
  Change in net unrealized appreciation/depreciation of:
    Investments                                                        165,337
    Foreign currency translations                                         (117)
    Options                                                              3,214
    Futures contracts                                                   (1,694)
                                                                      --------
      Net realized and unrealized gain                                 255,206
                                                                      --------
  Increase in net assets resulting from operations                    $310,630
                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,
--------------------------------------------------------------------------------

                                                                   2013             2012
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                      $   55,424       $   60,473
  Net realized gain on investments                              132,543           26,000
  Net realized loss on foreign currency transactions               (148)            (180)
  Net realized loss on options                                  (46,152)          (7,980)
  Net realized gain (loss) on futures transactions                2,223           (5,663)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                 165,337         (255,957)
    Foreign currency translations                                  (117)             (58)
    Options                                                       3,214            1,626
    Futures contracts                                            (1,694)             270
                                                             ---------------------------
    Increase (decrease) in net assets resulting
      from operations                                           310,630         (181,469)
                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (55,999)         (60,000)
                                                             ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     313,638          272,170
  Reinvested dividends                                           55,369           59,274
  Cost of shares redeemed                                      (359,683)        (353,419)
                                                             ---------------------------
    Increase (decrease) in net assets from capital
      share transactions                                          9,324          (21,975)
                                                             ---------------------------
  Net increase (decrease) in net assets                         263,955         (263,444)
NET ASSETS
  Beginning of year                                           2,030,805        2,294,249
                                                             ---------------------------
  End of year                                                $2,294,760       $2,030,805
                                                             ===========================
  Accumulated undistributed net investment income:
  End of year                                                $   22,112       $   21,547
                                                             ===========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                    13,470           12,239
  Shares issued for dividends reinvested                          2,414            2,827
  Shares redeemed                                               (15,514)         (15,916)
                                                             ---------------------------
    Increase (decrease) in shares outstanding                       370             (850)
                                                             ===========================

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The
        Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

   10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks, preferred stocks, and all bonds, except U.S. Treasuries, which are valued based on methods discussed in Note 1A5, and commercial paper which is valued at amortized cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by recent tender offers or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2013*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                                 STATEMENT OF                        STATEMENT OF
DERIVATIVES NOT ACCOUNTED        ASSETS AND                          ASSETS AND
FOR AS HEDGING                   LIABILITIES                         LIABILITIES
INSTRUMENTS                      LOCATION            FAIR VALUE      LOCATION           FAIR VALUE
--------------------------------------------------------------------------------------------------
Equity contracts                 Purchased             $2,835        Written options      $7,106
                                 options; Net
                                 unrealized
                                 appreciation of
                                 investments,
                                 options, and
                                 future contracts
--------------------------------------------------------------------------------------------------

    *For open derivative instruments as of May 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended
     May 31, 2013.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013
    (IN THOUSANDS)

DERIVATIVES                                                                   CHANGE IN UNREALIZED
NOT ACCOUNTED             STATEMENT OF                                        APPRECIATION
FOR AS HEDGING            OPERATIONS               REALIZED GAIN (LOSS)       (DEPRECIATION)
INSTRUMENTS               LOCATION                    ON DERIVATIVES          ON DERIVATIVES
--------------------------------------------------------------------------------------------------
Interest rate             Net realized gain             $  2,223                    $(1,694)
contracts                 (loss) on futures
                          transactions/Change
                          in unrealized
                          appreciation
                          (depreciation) of
                          futures contracts
--------------------------------------------------------------------------------------------------
Equity contracts          Net realized gain              (46,152)                     3,214
                          (loss) on options/
                          Change in net
                          unrealized appreciation/
                          depreciation of options
--------------------------------------------------------------------------------------------------
Foreign exchange          Net realized gain (loss)           (74)                       (87)
contracts                 on foreign currency
                          transactions
--------------------------------------------------------------------------------------------------
Total                                                   $(44,003)                   $ 1,433
--------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions,

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2013, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $4,500,000; none of which were when-issued securities. Also included in these amounts is $2,000,000 for securities which were sold prior to May 31, 2013.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended May 31, 2013, custodian and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2013, the Fund did not receive any brokerage commission recapture credits.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2013, the Fund paid CAPCO facility fees of $14,000, which represents 3.8% of the total fees paid to CAPCO by the

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, REIT return of capital, pay-down gains and losses and defaulted bond adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized losses on investments by $1,140,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, was as follows:

                                                  2013                  2012
                                              ---------------------------------
Ordinary income*                              $55,999,000           $60,000,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $  22,541,000
Accumulated capital and other losses                                 (190,293,000)
Unrealized appreciation of investments                                207,040,000
Unrealized depreciation on foreign currency translations                  (33,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, straddle loss deferral and mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $89,254,000, to offset capital gains. At May 31, 2013, the Fund had pre-enactment capital loss carryforwards of $178,759,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended May 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2013, were $1,706,053,000 and $1,709,398,000, respectively.

As of May 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $2,090,277,000.

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2013, for federal income tax purposes, were $272,763,000 and $65,723,000, respectively, resulting in net unrealized appreciation of $207,040,000.

For the year ended May 31, 2013, transactions in written call and put options* were as follows:

                                                                               PREMIUMS
                                                          NUMBER OF            RECEIVED
                                                          CONTRACTS             (000's)
                                                          -----------------------------
Outstanding at May 31, 2012                                 13,000            $  4,089
Options written                                             98,855              34,580
Options terminated in closing purchase transactions       (100,655)            (29,626)
Options expired                                             (5,000)               (310)
                                                          ----------------------------
Outstanding at May 31, 2013                                  6,200            $  8,733
                                                          ============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    For the year ended May 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $16,691,000, which included a 0.02% performance adjustment of $345,000.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into an investment subadvisory agreement with Quantitative Management Associates LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2013, the Manager incurred subadvisory fees, paid or payable to QMA, of $551,000.

    Effective October 15, 2012, the Manager terminated its investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch). For the year ended May 31, 2013, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $102,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2013, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,269,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2013, the Fund reimbursed the Manager $66,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2013, to limit the annual expenses of the Fund to 1.28% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2013, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,468,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                                                                        NET REALIZED
                                                          COST TO      GAIN (LOSS) TO
      SELLER                         PURCHASER           PURCHASER         SELLER
-------------------------------------------------------------------------------------
USAA Cornerstone                USAA Cornerstone
  Moderately Aggressive Fund      Aggressive Fund       $  725,000     $   116,000
USAA Cornerstone                USAA Cornerstone
  Moderately Aggressive Fund      Moderately
                                  Conservative Fund      2,942,000         680,000
USAA Cornerstone                USAA Cornerstone
  Moderately Aggressive Fund      Moderate Fund          1,018,000         101,000
USAA Cornerstone                USAA Ultra Short-Term
  Moderately Aggressive Fund      Bond Fund              1,325,000         282,000
USAA Cornerstone                USAA Cornerstone
  Moderately Aggressive Fund      Moderately
                                  Aggressive Fund        3,096,000         372,000
USAA Managed Allocation Fund    USAA Cornerstone
                                  Moderately
                                  Aggressive Fund        2,870,000      (2,025,000)

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                             ----------------------------------------------------------------------
                                   2013           2012          2011            2010           2009
                             ----------------------------------------------------------------------
Net asset value at
  beginning of period        $    21.48     $    24.05    $    20.43      $    17.21     $    24.17
                             ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .61            .65           .57             .65            .57
  Net realized and
    unrealized gain (loss)         2.69          (2.58)         3.67(a)         3.19          (7.02)
                             ----------------------------------------------------------------------
Total from investment
  operations                       3.30          (1.93)         4.24            3.84          (6.45)
                             ----------------------------------------------------------------------
Less distributions from:
  Net investment income            (.61)          (.64)         (.62)           (.62)          (.51)
                             ----------------------------------------------------------------------
Net asset value at
  end of period              $    24.17     $    21.48    $    24.05      $    20.43     $    17.21
                             ======================================================================
Total return (%)*                 15.49          (7.96)        20.93(a)        22.31         (26.39)
Net assets at end
  of period (000)            $2,294,760     $2,030,805    $2,294,249      $1,924,153     $1,603,954
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.22           1.27          1.25(c)         1.19           1.19
  Expenses, excluding
    reimbursements (%)(b)          1.22           1.27          1.27            1.31           1.37
  Net investment
    income (%)                     2.54           2.87          2.51            3.23           3.23
Portfolio turnover (%)               81             77(d)        117             151            162

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2013, average net assets were $2,181,240,000.

(a) During the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Effective October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.19%.

(d) Trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2012, through May 31, 2013.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2012 -
                                      DECEMBER 1, 2012     MAY 31, 2013          MAY 31, 2013
                                      ----------------------------------------------------------
Actual                                   $1,000.00           $1,065.20               $6.13

Hypothetical
  (5% return before expenses)             1,000.00            1,019.00                5.99

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.52% for the six-month period of December 1, 2012, through May 31, 2013.

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after any reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account management's discussion of the Fund's expenses and the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2012, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2012.

The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ended December 31, 2012, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2012. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees and had agreed to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager and the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2012, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results.

The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as a one-year Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

78  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

80  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)
   =============================================================================
   23405-0713                                (C)2013, USAA. All rights reserved.



   ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2013 and 2012 were $420,575 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended May 31, 2013 and 2012 were $15,500 and $0, respectively. No other fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended May 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May
31, 2013 and 2012 were $402,750 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:    July 24, 2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    July 25, 2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    July 24, 2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.